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The Target
Portfolio Trust(R)

Semiannual Report
June 30, 2001

Target
  (PICTURE)

a structured and personalized investment program

                   (LOGO)

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The Target Portfolio Trust(R)

Table of Contents
                                            Page
Shareholder Letter                             2
Target's Shareholder Services                  9
Portfolio of Investments:
     Large Capitalization Growth Portfolio    10
     Large Capitalization Value Portfolio     12
     Small Capitalization Growth Portfolio    18
     Small Capitalization Value Portfolio     21
     International Equity Portfolio           25
     International Bond Portfolio             28
     Total Return Bond Portfolio              30
     Intermediate-Term Bond Portfolio         34
     Mortgage-Backed Securities Portfolio     39
     U.S. Government Money Market Portfolio   41
Statements of Assets and Liabilities          42
Statements of Operations                      44
Statements of Changes in Net Assets           46
Financial Highlights                          48
Notes to Financial Statements                 55

                       1

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Dear Target Shareholder:                    August 15, 2001

Disappointing profit reports and declining forecasts drove a broad-based drop of stock prices in the first quarter of 2001, and an upward drift in the second-quarter did not make up the lost ground. Technology companies, particularly communications equipment manufacturers, led the decline. Amid growing suspicion that the world's long-range network of fiberoptic cables already had more than enough capacity for the immediate future, three large fiber optics firms--Nortel Networks, JDS Uniphase, and Corning--were among the worst performers in the S&P 500 Composite Stock Price Index (S&P 500
Index).

Despite increasing signs of a global economic slowdown, the S&P 500 sectors with positive returns for the first half of 2001 were cyclicals (sectors that tend to do well when economies are growing rapidly). Both consumer cyclicals and basic materials were recover-

Average Annual Total Returns as of June 30, 2001
                                                        Since
Portfolios                    One Year    Five Years  Inception1
Large Capitalization Growth   -37.32%       16.36%      12.49%
Large Capitalization Value     21.03         9.66       10.01
Small Capitalization Growth   -17.94         7.81       10.39 (10.38)2
Small Capitalization Value     24.71        12.12       11.61
International Equity          -19.67         4.03        7.95
International Bond             -7.02        -2.67       -0.22 (-0.31)2
Total Return Bond               8.87         6.27        6.06 (6.01)2
Intermediate-Term Bond          8.32         5.90        5.77
Mortgage-Backed Securities      9.41         6.07        6.00 (5.94)2

Note: The average annual return for the Target Portfolios assumes the imposition of the maximum Target advisory fee of 1.5% for stock portfolios and 1.0% for the bond portfolios for retail investors.

Performance data represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94. Past performance is not indicative of future results.

2 Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses ( ).

ing from the poor performance they posted in the last half of 2000, while railroad stocks boosted the transportation sector.

Global markets followed a somewhat similar sector pattern, with automobiles and components moderately positive, while healthcare, information technology (IT), and telecommunication services were strongly negative. The MSCI World Index fell 11.17% in U.S. dollars.

While most developed market returns were substantially negative, the performance of emerging markets was more mixed. The emerging markets auto group returned 22.65%, more than twice the MSCI world auto group average; emerging markets energy and retailing also posted double-digit gains. Conversely, healthcare stocks as well as software and services were steeply negative, and below the comparable MSCI world industry groups.

How the sectors performed
Auto parts and equipment, toys, entertainment, and leisure time led the moderately strong return in consumer cyclicals. Consumer spending, including major purchases such as homes and automobiles, was the only segment of the economy to exhibit strong growth. Surprisingly in this declining market, J.C. Penney, Kmart, and Best Buy shares more than doubled, according to Bloomberg data. Their gains were, in part, a rebound from a steep drop in 2000 when consumer spending was slowing. The basic materials sector--an industrial cyclical--was pulled up by the performance of steel and aluminum.

Three sectors in the S&P 500 Index had double-digit declines. Utility shares fell as California energy prices became a political issue. Reliant Energy and Calpine--both affected by California's energy pricing conflict--were among the second quarter's worst performers. Drug companies pulled down the healthcare sector. However, almost all of the healthcare sector's underperformance of the overall S&P 500 Index occurred when it lost ground to economically sensitive sectors after the Federal Reserve's (the Fed's)

                                  2


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January 3 interest-rate cut. Natural gas, oil well equipment and services, and oil exploration and production were among the worst-performing industry groups as investors began to take a more sanguine view of energy supplies.

In the broader U.S. market, only the small-cap segment (the Russell 2000 Index, which excludes the 1,000 largest caps) was positive for the first half of the year--up 6.85%. Analysts are forecasting much smaller profit declines for small-cap companies than for their large-cap counterparts. The gain was focused in value stocks as the Russell 2000 Value Index rose 12.72%.

Equity Outlook
The current equity market situation is being driven by two contradictory trends. The most immediate is the continuing decline in corporate profits. The second-quarter earnings of companies in the S&P 500 Index were estimated by stock research analysts to be 17.2% below earnings a year earlier, as reported by Barron's. This is the steepest decline since the third quarter of 1991. However, as earnings fell, the price/earnings ratios of stocks did not become inexpensive by historical standards, because share prices did not fall as fast as earnings.

This slower decline of stock prices suggests that investors' profit expectations are beginning to stabilize, and that most of the bad earnings news has been digested. After the steep share-price decline in February and March, price movements for the overall market have not sustained a clear direction, either up or down, for an extended period. By the third quarter of 2001, year-over-year profit comparisons may look better because the comparable quarter of the prior year will also reflect the profit recession that began last summer.

The second trend, which is mitigating the impact of falling profits on share prices, is the encouraging evidence about the U.S. economy. The June 20 release of leading economic indicators showed the second

Performance Summary as of June 30, 2001

                                           6/30/01  12/31/00    Six-Month*    No. of
Portfolios                                   NAV       NAV     Total Return    Funds**
Large Capitalization Growth                 $18.17   $23.20      -21.68%
Lipper Large-Cap Growth Fd Avg                                   -16.22         856

Large Capitalization Value                   13.08    12.64        4.73
Lipper Multi-Cap Value Fd Avg                                      1.36         548

Small Capitalization Growth                  12.25    13.09       -6.26
Lipper Small-Cap Growth Fd Avg                                    -4.80         358

Small Capitalization Value                   17.84    16.88       11.06
Lipper Small-Cap Value Fd Avg                                     14.81         262

International Equity                         11.57    13.52      -13.58
Lipper International Fd Avg                                      -14.26         774

International Bond                            7.36     8.08       -7.81
Lipper International Income Fd Avg                                -3.04          51

Total Return Bond                            10.25    10.27        2.73
Lipper Corp. Debt BBB-Rated Fd Avg                                 3.73         153

Intermediate-Term Bond                       10.21    10.23        2.80
Lipper Inter. Inv.-Grade Debt Fd Avg                               3.35         317

Mortgage-Backed Securities                   10.35    10.31        3.64
Lipper U.S. Mortgage Fd Avg                                        3.30          62

U.S. Government Money Market***               1.00     1.00        2.36
Lipper U.S. Gov't Money Mkt. Fd Avg                                2.24         136

7-Day Current Yield                           3.70%

*Source: Lipper Inc. for Lipper averages and Prudential Investments Fund Management LLC for Target returns. Target returns are in boldface type. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio, except the annual Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond portfolio assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35% of equity portfolio and bond portfolio assets, respectively. Past performance is not indicative of future results, and an investor's shares, when redeemed, may be worth more or less than their original cost.

**Represents the number of funds in each Lipper category.

***An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Lipper averages are unmanaged. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. International funds invest their assets in securities with primary trading markets outside the United States. International
Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years. U.S. Mortgage funds invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of less than 90 days. These money market funds intend to keep a constant net asset value.

                             3

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successive monthly rise, with more positive contributors than a month ago. The July 2 release of the NAPM (the purchasing manager's index) also suggested that the worst economic news may be behind us--the inventories index fell--although recovery may be slow. Moreover, oil and gas prices are falling, the Fed has been dropping short-term interest rates very aggressively, and taxpayers will soon be receiving rebates. Fed actions normally take about six months to have a visible effect, and it is now more than six months since the first rate cut. In addition, the upcoming tax rebates can have an immediate impact.

We believe that investors will be looking for signs of an upturn in the economy. The consensus of The Wall Street Journal's semiannual forecasting survey is for an economic uptick by the fourth quarter of 2001, and acceleration next year.

How did our portfolios perform?
The Large Capitalization Growth Portfolio, subadvised by Columbus Circle Investors (CCI) and Oak Associates, posted a -21.68% return over the six-month review period, underperforming its benchmark. The most significant detractor to Columbus Circle's results was its exposure to the technology sector. In addition, during the second half of the period, two independent power producers that sell electricity into the California market performed poorly. Several local utility companies filed for bankruptcy during the quarter, causing government officials to investigate whether independent power producers were price gouging. Given the political uncertainty of the matter and the high level of investor concentration in this investment theme, CCI significantly reduced its holdings in one of its power companies and completely eliminated the second from the portfolio.

Oak Associates was hurt by its concentration in the technology area as well. A number of its technology companies were especially hard hit as they announced earnings warnings. Within the healthcare industry, Oak Associate's holdings remained stable to down slightly due to increasing concerns regarding Food and Drug Administration approvals and patent expirations. However, Oak Associates believes that the long-term prospects for these companies remain intact, with the aging U.S. population trend playing in their favor.

The Large Capitalization Value Portfolio, subadvised by Mercury Advisors and J.P. Morgan Investment Management, generated a 4.73% return during the six-month review period, outperforming its benchmark. Strong security selection was the primary factor in Mercury's results versus the benchmark as it outperformed nearly every sector in the Russell 1000 Value Index. In particular, a wide variety of holdings in the consumer discretionary sector and its information technology stocks enhanced results. Only its security selection in the healthcare sector underperformed the Index.

J.P. Morgan's strong stock selection also drove outperformance, with its best contributors coming from the services, utilities, and industrial cyclicals sectors. Looking at the second half of the year, J.P. Morgan believes corporate profits and business capital spending are likely to remain soft. However, it also believes the productivity enhancements instituted during the past few years will likely reassert themselves once the economy turns around. This could prove to be critical to sustaining the grudging equity recovery that it expects will take place over the next several months.

The Small Capitalization Growth Portfolio, subadvised by J.P. Morgan Fleming Asset Management USA and Sawgrass Asset Management, returned
-6.26% over the period, underperforming its benchmark. After generating poor results during the first half of the period, J.P. Morgan Fleming significantly outpaced its benchmark during the second half, making up the lion's share of its earlier loss. Holdings in technology and healthcare drove outperformance during the second half of the period, while stock-specific disappointments detracted from results.

Sawgrass experienced mixed results during the period.
It was initially rewarded for underweighting the weak technology sector, only to see technology stocks rebound later in the period. Its holdings in consumer cyclical stocks performed well early on, but faltered during the second quarter. Sawgrass' underweight in biotech stocks also detracted from performance late in the period, while its financial stocks enhanced results. These shifting returns were indicative of the sharp swing in investor preferences during the reporting period.

The Small Capitalization Value Portfolio, subadvised by Credit Suisse Asset Management and Lazard Asset Management, generated an 11.06% return over the period, underperforming its benchmark. The Portfolio's overweight in technology stocks and its underweight in the consumer discretionary sector hurt Credit Suisse Asset Management. However, its finance and healthcare stocks tended to perform well. In an uncertain economic environment, healthcare has been perceived as relatively recession resistant, while the financial sector has benefited from aggressive easing by the Fed.

Lazard's astute stock selection in several sectors enhanced its results during the period. Examples of especially strong performers were found in the healthcare and consumer areas. On the other hand, its technology holdings proved disappointing, as Lazard's value style of investing led it to invest more heavily than the Russell 2000 Index in certain technology companies that maintain high financial productivity. However, Lazard believes that its technology companies are poised to benefit from the eventual upturn in personal computer demand.

The International Equity Portfolio, subadvised by Lazard, fell 13.58% over the period, underperforming its benchmark. As this performance indicates, it has been a difficult period in the international equity markets. Lazard maintained its disciplined investment process of focusing on individual company fundamentals amid the dramatic swings in market sentiment. Lazard reduced its weighting in several positions in the consumer staples and energy sectors that had recently produced strong results. Earnings for these companies have held up well relative to the declines in other sectors. However, these companies had moved up to the high end of their historical valuation range, and therefore, Lazard felt they were at greater risk of not achieving investors' expectations.

Looking ahead, while the media focuses on the short-term gyrations of the euro, Lazard believes that Germany's recent pension and tax reform is much more likely to have a far-reaching and long-lasting impact on European capital markets. Lazard believes that allowing 401(k)-type pension plans will encourage the development of an equity culture in Germany, and eventually, throughout the rest of Europe. The manager also believes that the new equity culture may increase inflows of money into equities, and more important, encourage economic policies that are favorable to equity shareholders. The deregulation and tax reform in the United States that set the stage for robust equity returns throughout the 1990s are now prevalent in Europe, and to a lesser extent in Japan. Lazard believes that the European reforms should increase the return on capital that companies are able to generate, and that this could prove to be a key determinant of share price performance.

The Bond Market
High-grade corporate bonds led U.S. fixed-income market
The U.S. fixed-income market generated mixed results for the first half of 2001, based on Lehman Brothers indexes. As the Fed implemented its most aggressive round of short-term interest-rate cuts in 19 years, prices of shorter-term bonds climbed because they are most affected by the Fed's actions. Bond prices typically rise when short-term interest rates fall. Nevertheless, prices of longer-term U.S. Treasury and federal agency securities declined, based on the view that inflation will become a greater threat if the Fed rate cuts boost economic growth in the United States.

The Fed eased monetary policy six times in as many months, leaving rates a total of 2.75 percentage points lower than when the year began. By lowering rates to reduce the borrowing costs of businesses and consumers, the Fed hoped to stimulate the lackluster U.S.
economy.
                               5

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The best-performing sector in the U.S. fixed-income market was investment-grade corporate bonds, which rose 5.38% for the six months, based on the Lehman Brothers U.S. Credit Index. Strong investor demand for investment-grade corporate bonds allowed companies to issue a record $325.6 billion of new securities during the first half of the year, based on Lehman Brothers data. A volatile stock market drove some investors to purchase high-grade corporate bonds for their relative safety and stable income. Investors were also attracted to these bonds because they were a good buy compared to Treasuries. For example, the average "spread," or difference between the yields of 10-year A-rated bonds of financial companies and comparable Treasuries, was a considerable 220 basis points in early 2001. (A basis point is equal to one hundredth of a percentage point.) That "spread" shrank to approximately 170 basis points by late June, indicating that growing demand for the bonds of financial companies helped them to outperform Treasuries.

In fact, Treasuries underperformed all other sectors of the U.S. fixed-income market during the first six months of 2001, hurt by the poor performance of longer-dated Treasuries, based on the Lehman Brothers U.S. Treasury Index. In addition to the fear of rising inflation, many investors believed longer-dated Treasuries were too expensive as their prices had rallied sharply in 2000. Investors were therefore reluctant to continue driving them dramatically higher in the first half of 2001.

On the other hand, prices of high-yield corporate bonds (commonly called junk bonds) soared early in 2001 after the Fed began to ease monetary policy. Junk bonds, however, erased much of their gains in June due to the dismal performance of telecommunications bonds, which comprise the largest component of the high-yield sector. One of the latest developments that concerned junk-bond investors was news that Nortel Networks expected to post a $19.2 billion second-quarter loss, cut 10,000 more jobs, and stop paying dividends on its common stock. If Nortel Networks, an investment-grade company, could experience such financial difficulties, investors feared that lower-rated telecom companies might be even more vulnerable.

As for municipal bonds, $133.5 billion of new issues were introduced in the first half of 2001, as states and other municipalities took advantage of falling interest rates and lower borrowing costs. Market players seeking tax-advantaged investments with steady income eagerly purchased these securities.

Bond Market Outlook
Moderate gains seen for many sectors of U.S. bond market in second half of 2001 The U.S. economy remained in a slump the first six months of 2001, leaving bond investors to ponder when the economic recovery will begin. A stronger economy could put upward pressure on interest rates, which would drive bond prices lower and bring to an end a U.S. fixed-income market rally that started in 2000.

Although there is much uncertainty about when the economy will rebound, the Fed's six short-term interest-rate cuts this year and the U.S. Congress' tax rebates could help boost economic activity by the end of 2001. However, because of sluggish global economic conditions (the European and Japanese economies are also sagging), we believe the current low-interest-rate environment in the United States could continue for some time. The Fed may also be willing to maintain the low level of rates because it expects pressures on the labor and products markets to keep inflation in check.

We believe a steady to slightly accommodative U.S. monetary policy could create a market environment in which bond prices edge moderately higher. Under this scenario, professional investors often prefer to buy investment-grade corporate bonds, high-yield corporate bonds, federal agency securities, mortgage-backed securities, and asset-backed securities, as they offer higher yields than U.S. Treasury securities. Therefore, we expect these sectors to continue outperforming Treasuries in the second half of 2001. In the corporate bond market, prudent issue selection remains crucial in light of lingering concerns about corporate profitability.

While we expect moderate price gains in the U.S. fixed-income market, our outlook for the European bond market remains more upbeat. The European Central Bank (ECB) has reduced short-term rates only once this year. It has been reluctant to cut rates more aggressively because of rising inflation in the region. However, we believe the ECB will have to ease monetary policy further to counter several disturbing trends in the euro zone, such as declining manufacturing, waning confidence among businesses and consumers, and rising unemployment. Expectations of lower rates could convince investors to accept much lower yields on European bonds, which would drive their prices higher.

How did our portfolios perform?
The International Bond Portfolio, subadvised by Fischer, Francis, Trees & Watts (FFTW) generated a -7.81% return during the period, underperforming its benchmark. During the period, the Portfolio held positions that reflected a strengthening U.S. dollar environment, which enhanced performance. The dollar strengthened against every major currency over the last six months, despite a rocky economic environment. FFTW believes this was due to the dollar being viewed as a safe harbor in a synchronized global slowdown. In addition, an overweight sterling versus the euro enhanced relative results, as the sterling strengthened against a faltering euro.

On the other hand, an overweight position in the Australian dollar versus the U.S. dollar initially enhanced performance, but it subtracted significantly from returns in June as the Fed's lower-than-expected interest-rate cut surprised the markets. In addition, the Portfolio held three overweight dollar-bloc duration positions during part of the period, which detracted from returns in April and May. This was due to rising interest-rate volatility as a result of conflicting economic indicators. In early May, an overweight in U.K. gilts versus German bunds also detracted from returns as the yield spread between the two countries narrowed.

The Total Return Bond Portfolio and The Intermediate-Term Bond Portfolio, subadvised by Pacific Investment Management Company (PIMCO), returned 2.73% and 2.80%, respectively, over the period--both underperforming their benchmarks. While both Portfolios benefited from an overweight duration position versus the benchmark when interest rates were falling, this strategy detracted from results in the second half of the period. During that time, yields on intermediate and longer maturities rose amid expectations of faster growth and an end to Fed easing. The Portfolios' corporate underweight was also a negative, as investors grew more confident that growth and profits would improve, thus bolstering the performance of this sector. On the other hand, a mortgage overweight in both Portfolios helped returns, as mortgage rates stabilized and prepayment concerns abated. Looking ahead, PIMCO anticipates continuing to structure the Portfolios for a slow economy, an accommodative Fed, and weak corporate earnings. As such, PIMCO looks to target duration one year above the Portfolios' benchmark.

The Mortgage-Backed Securities Portfolio, subadvised by Wellington Management, returned 3.64% over the six-month period, outperforming its benchmark. The Portfolio's duration was lengthened modestly during the period, but was slightly shorter than its benchmark (Salomon Smith Barney MBS Index). The purpose of this defensive stance was to limit interest-rate exposure in an environment where the manager anticipated slowly rising rates. Wellington Management believes that the economy is likely to stay relatively weak, but that Fed easings and a relaxed fiscal policy are expected to culminate in a modest recovery, at least in the goods-producing sectors.

During the period, a modest tightening in the spread of mortgages helped the Portfolio's performance. In addition, the Portfolio benefited from an overweight in seasoned GNMAs as they offered better opportunities to limit prepayment risk, and market participants are beginning to value the "full faith and credit" of a GNMA mortgage. Within the mortgage-backed securities sector, underweighting lower-coupon issues also contributed to the Portfolio's results as they did not perform as well as high-coupon securities. Generally speaking, when the Treasury curve steepens and rates rise, lower-coupon mortgage-backed securities underperform higher coupons. That's because the prepayment slowdown inherent in a rising rate/steeper curve environment causes prepayments on higher coupons to slow more, thus benefiting the bondholder.

The U.S. Government Money Market Portfolio, subadvised by Wellington Management, returned 2.36% over the review period, outperforming its peer group. As the Fed was in an easing mode and lowering interest rates, the manager emphasized longer-term securities in order to "lock in" higher yields. Wellington Management also utilized term-repurchase agreements (repos), which enhanced returns. The subadviser believes that the Fed is nearing the end of its easing phase. As such, the subadviser decreased the Portfolio's maturity from 56 to 36 days over the past six months to reduce its sensitivity to potential future rate increases.

Looking Back
A volatile first half of the year
The major factors that defined the investment environment last year were also evident during the first six months of 2001: equity market fluctuation, a faltering technology sector, and bonds outperforming stocks.

During the first quarter, nearly every sector of the stock market fell, and often quite sharply. The technology-laden Nasdaq Composite Index plummeted over 25% from January through March. But just as many equity investors appeared ready to reallocate funds, stocks rebounded somewhat. A series of six interest-rate cuts by the Fed within six months--intended to stimulate economic growth--had equity investors looking forward to an economic acceleration. Nonetheless, they weren't committing a large portion of their investment dollars on the prospect of the economy rebounding immediately.

In the bond market, prices rose during much of the period as a positive interest-rate environment, low inflation, and strong fundamentals aided returns. Growing demand for bonds was also a positive as many investors abandoned the faltering stock market in favor of these "safer havens."

Remain focused on why you're investing
While the recent performances of the stock and bond markets may appear unique, market fluctuation is commonplace and can breed opportunities for the patient investor. In fact, over the past six months, the rewards, by and large, were in sectors of the market that had languished previously. That's why we believe it's important to avoid focusing solely on the securities or sectors that performed best the prior year as this strategy often leads to "buying high and selling low." Rather, your investment decisions should be driven primarily by your financial needs, risk tolerance, and time horizon-- not by current events.

Target helps you stay diversified and focused
The Target program was designed to provide investors with a convenient way to meet their diversification needs. Each Target portfolio invests in a different asset class, such as small-cap growth stocks, large-cap value stocks, or international bonds, to name a few.

By offering variety and accessibility, the Target program can make it easier for you to maintain a disciplined approach, and to adjust your investment portfolio should it drift from your original asset allocation strategy.

As always, we appreciate your support, and look forward to serving your investment needs in the years to come.

Sincerely,

David R. Odenath, Jr.
President
The Target Portfolio Trust(R)

Target's Shareholder Services

Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
  1) A Financial Advisor's professional guidance.
  2) Questionnaire process addresses your investment needs.
  3) Personalized investment policy statement (the Evaluation) details your risk profile.
  4) Ninety recommended asset allocations or unlimited number of customized allocations are available.
  5) Access to top investment advisers who manage Target portfolios.
  6) Adviser monitoring helps ensure that advisers perform as expected over the long term.
  7) Adviser changes are made if long-term performance is poor.
  8) Free, unlimited allocation changes help you react to changing market conditions.
  9) Research services from Ibbotson Associates are used for allocation construction.
 10) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

Reporting Services
  1) Customized quarterly reports contain time-weighted and dollar-weighted returns.
  2) Detailed tax information, including gains, losses, and average cost per share.
  3) Quarterly market commentaries address stock, bond, and
     international markets.
  4) Quarterly adviser comments focus on adviser's specific market expertise.
                                9

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--94.4%

              Common Stocks

              Auto Parts--0.6%
  85,000      Goodyear Tire & Rubber Co.....  $  2,380,000
                                              ------------

              Banks--4.6%
  79,000      Bank of America Corp..........     4,742,370
 103,000      Bank One Corp.................     3,687,400
 303,000      MBNA Corp.....................     9,983,850
                                              ------------
                                                18,413,620
                                              ------------
              Business Services--1.1%
 234,000      Cendant Corp.(a)..............     4,563,000
                                              ------------

              Cable & Pay Television--1.5%
  78,000      Comcast Corp.(a)..............     3,385,200
  84,000      EchoStar Communications
                Corp.(a)....................     2,723,280
                                              ------------
                                                 6,108,480
                                              ------------

              Chemicals--0.6%
  54,000      Air Products & Chemicals,
                Inc.........................     2,470,500
                                              ------------

              Computers - Software--12.9%
  76,000      BEA Systems, Inc..............     2,333,960
 160,000      Digex Inc.....................     2,080,000
  72,000      Electronic Data Systems
                Corp........................     4,500,000
 324,000      EMC Corp.(a)..................     9,412,200
 400,000      Exodus Communications,
                Inc.(a).....................       824,000
 405,000      Foundry Networks Inc..........     8,091,900
 131,100      i2 Technologies Inc.(a).......     2,595,780
  11,925      McDATA Corp.(a)...............       209,284
 140,000      Microsoft Corp.(a)............    10,220,000
 130,000      PeopleSoft, Inc.(a)...........     6,399,900
 103,000      Siebel Systems Inc.(a)........     4,830,700
                                              ------------
                                                51,497,724
                                              ------------
              Diversified Manufacturing--0.9%
  31,000      Minnesota Mining &
                Manufacturing Co............     3,537,100
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Drugs & Healthcare--10.3%
  70,000      Becton, Dickinson & Co.......  $  2,505,300
  51,500      Genetech, Inc.(a)............     2,837,650
  98,000      HCA-The HCA Healthcare
                Company....................     4,428,620
  60,000      IDEC Pharmaceuticals
                Corp.(a)...................     4,061,400
  68,000      King Pharmaceuticals, Inc....     3,655,000
 158,000      Medtronic, Inc...............     7,269,580
 125,200      Merck & Co., Inc.............     8,001,532
 204,800      Pfizer, Inc..................     8,202,240
                                             ------------
                                               40,961,322
                                             ------------

              Electronic Components--8.2%
 479,600      Applied Materials, Inc.(a)...    23,548,360
 680,000      Atmel Corp.(a)...............     9,173,200
                                             ------------
                                               32,721,560
                                             ------------

              Electronics--9.7%
 381,000      CIENA Corp.(a)...............    14,478,000
1,338,000     Cisco Systems, Inc.(a).......    24,351,600
                                             ------------
                                               38,829,600
                                             ------------

              Financial Services--11.2%
  66,000      Capital One Financial
                Corp.......................     3,960,000
 291,699      Citigroup Inc................    15,413,375
  66,000      Fannie Mae...................     5,619,900
 150,000      Morgan Stanley Dean Witter &
                Co.........................     9,634,500
  76,000      USA Education Inc............     5,548,000
  94,000      Wells Fargo Co...............     4,364,420
                                             ------------
                                               44,540,195
                                             ------------

              Food & Beverages--3.3%
  64,000      Anheuser Busch Companies,
                Inc........................     2,636,800
 130,000      PepsiCo, Inc.................     5,746,000
 176,500      SYSCO Corp...................     4,791,975
                                             ------------
                                               13,174,775
                                             ------------

              Insurance--2.6%
 122,343      American International Group,
                Inc........................    10,521,498
                                             ------------

              Internet--1.3%
 160,000      Juniper Networks, Inc.(a)....     4,976,000
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       10

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Media--1.5%
 114,000      AOL Time Warner Inc.(a).......  $  6,042,000
                                              ------------
              Oil & Gas--1.1%
  50,000      Enron Corp....................     2,450,000
  57,000      Halliburton Co................     2,029,200
                                              ------------
                                                 4,479,200
                                              ------------

              Oil Field / Equipment & Services--0.8%
 108,000      BJ Services Co................     3,065,040
                                              ------------

              Paper--0.6%
  67,800      Georgia-Pacific Group.........     2,295,030
                                              ------------

              Pollution Control--1.3%
 170,000      Waste Management, Inc.........     5,239,400
                                              ------------

              Retail--4.0%
  54,800      Kohl's Corp.(a)...............     3,437,604
  96,000      Target Corp...................     3,321,600
  85,500      The Gap, Inc..................     2,479,500
  98,000      Wal-Mart Stores, Inc..........     4,782,400
  70,000      Winn-Dixie Stores, Inc........     1,829,100
                                              ------------
                                                15,850,204
                                              ------------
              Semiconductors & Equipment--13.7%
 424,000      Linear Technology Corp........    18,749,280
 400,000      Maxim Integrated Products,
                Inc.(a).....................    17,684,000
 440,000      Xilinx Inc.(a)................    18,145,600
                                              ------------
                                                54,578,880
                                              ------------
              Telecommunication--1.2%
  81,000      Comverse Technology,
                Inc.(a).....................     4,625,100
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Utilities--1.4%
  78,000      Calpine Corp.................  $  2,948,400
  53,750      El Paso Corp.................     2,824,025
                                             ------------
                                                5,772,425
                                             ------------
              Total common stocks
                (cost $275,338,907)........   376,642,653
                                             ------------

              SHORT-TERM INVESTMENTS--5.5%
Principal
 Amount
 (000)        Repurchase Agreements
--------
   8,082      State Street Bank & Trust
                Co., 2.75%, dated 6/29/01
                due 7/2/01 in the amount of
                $8,083,852 (cost
                $8,082,000, collateralized
                by $5,840,000 U.S. Treasury
                Bond, 9.875%, 11/15/15,
                value of collateral
                including accrued interest
                is $8,245,607).............     8,082,000
  14,125      State Street Bank & Trust
                Co., 2.75%, dated 6/29/01
                due 7/2/01 in the amount of
                $14,128,237 (cost
                $14,125,000, collateralized
                by $10,640,000 U.S.
                Treasury Bond, 9.00%,
                11/15/18, value of
                collateral including
                accrued interest is
                $14,409,614)...............    14,125,000
                                             ------------
              Total short-term Investments
                (cost $22,207,000).........    22,207,000
                                             ------------
              Total Investments--99.9%
              (cost $297,545,907; Note
                4).........................   398,849,653
              Other assets in excess of
                liabilities--0.1%..........       238,061
                                             ------------
              Net Assets--100%.............  $399,087,714
                                             ------------
                                             ------------

---------------
(a) Non-income producing.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       11

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--97.6%
              Common Stocks--97.4%

              Aerospace--2.9%
   9,200      B.F. Goodrich Co..............  $    349,416
  19,000      Boeing Co.....................     1,056,400
  14,500      Honeywell International,
                Inc.........................       507,355
  89,900      Lockheed Martin Corp..........     3,330,795
   7,900      Northrop Grumman Corp.........       632,790
  41,500      TRW, Inc......................     1,701,500
  10,300      United Technologies Corp......       754,578
                                              ------------
                                                 8,332,834
                                              ------------

              Airlines--0.3%
   8,400      Delta Airlines, Inc...........       370,272
  28,600      Southwest Airlines Co.........       528,814
                                              ------------
                                                   899,086
                                              ------------

              Aluminum--1.9%
     200      Alcan Aluminum Ltd.(a)........         8,404
 137,576      Alcoa, Inc....................     5,420,494
                                              ------------
                                                 5,428,898
                                              ------------

              Apparel & Textiles--0.6%
     500      Columbia Sportswear Co.(a)....        25,495
  13,300      Jones Apparel Group,
                Inc.(a).....................       574,560
   3,300      Nike, Inc. (Class B)..........       138,567
  55,900      Russell Corp..................       949,741
                                              ------------
                                                 1,688,363
                                              ------------

              Auto Parts--1.2%
  25,350      ArvinMeritor, Inc.............       424,359
  72,100      Dana Corp.....................     1,682,814
  73,662      Delphi Automotive Systems
                Corp........................     1,173,435
   3,000      Lear Corp.(a).................       104,700
  12,881      Visteon Corp..................       236,753
                                              ------------
                                                 3,622,061
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Automobiles--3.1%
 161,019      Ford Motor Co................  $  3,953,016
  79,139      General Motors Corp..........     5,092,595
                                             ------------
                                                9,045,611
                                             ------------

              Banks--7.8%
  14,700      AmSouth Bancorporation.......       271,803
  26,600      Bank of America Corp.........     1,596,798
   5,700      Bank of New York Co., Inc....       273,600
 129,260      Bank One Corp................     4,627,508
  13,300      Banknorth Group, Inc.........       301,245
   2,000      BB&T Corp....................        73,400
   8,000      Charter One Financial,
                Inc........................       255,200
   4,200      Compass Bancshares, Inc......       111,300
   1,100      Dime Bancorp, Inc............        40,975
 102,800      First Union Corp.............     3,591,832
  11,500      FleetBoston Financial
                Corp.......................       453,675
   5,600      Golden State Bancorp, Inc....       172,480
  16,200      GreenPoint Financial Corp....       622,080
  14,200      Hibernia Corp. (Class A).....       252,760
   5,400      Huntington Bancshares,
                Inc........................        88,290
 100,200      KeyCorp......................     2,610,210
   3,900      Marshall & Ilsley Corp.......       210,210
  11,600      Mellon Financial Corp........       533,600
  17,600      National Commerce Financial
                Corp.......................       428,912
   3,400      Northern Trust Corp..........       212,500
   3,500      Pacific Century Financial
                Corp.......................        90,265
  15,500      PNC Financial Services
                Group......................     1,019,745
   3,900      Regions Financial Corp.......       124,800
  10,800      SouthTrust Corp..............       280,800
   2,200      Sovereign Bancorp, Inc.......        28,600
  12,700      Suntrust Banks, Inc..........       822,706
  33,400      UnionBanCal Corp.............     1,125,580
  82,500      US Bancorp...................     1,880,175
   1,700      Wachovia Corp................       120,955
  11,000      Wells Fargo & Co.............       510,730
   1,400      Wilmington Trust Corp........        87,710
                                             ------------
                                               22,820,444
                                             ------------

              Building & Construction--0.2%
  23,200      Harsco Corp..................       629,416
                                             ------------

              Building Products--0.9%
  70,500      Georgia-Pacific Corp.........     2,520,375
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       12

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Business Services--0.3%
   1,600      Automatic Data Processing,
                Inc.........................  $     79,520
  43,200      Cendant Corp.(a)..............       842,400
                                              ------------
                                                   921,920
                                              ------------

              Chemicals--2.7%
  10,700      Air Products & Chemicals,
                Inc.........................       489,525
 147,871      Dow Chemical Co...............     4,916,711
  18,400      Du Pont (E.I.) De Nemours &
                Co..........................       887,616
  14,500      PPG Industries, Inc...........       762,265
  11,000      Praxair, Inc..................       517,000
  11,100      Rohm & Haas Co................       365,190
                                              ------------
                                                 7,938,307
                                              ------------

              Computers & Business Equipment--1.6%
  11,100      Cisco Systems, Inc.(a)........       202,020
     600      Citrix Systems, Inc.(a).......        20,940
  45,100      Compaq Computer Corp..........       698,599
  30,500      Hewlett-Packard Co............       872,300
  15,400      International Business
                Machines Corp...............     1,740,200
  14,100      NCR Corp.(a)..................       662,700
  20,600      Sun Microsystems, Inc.(a).....       323,832
                                              ------------
                                                 4,520,591
                                              ------------

              Conglomerate--0.5%
   2,800      Dover Corp....................       105,420
   8,800      ITT Industries, Inc...........       389,400
  19,300      Tyco International Ltd........     1,051,850
                                              ------------
                                                 1,546,670
                                              ------------

              Consumer Products--4.0%
 169,400      CNH Global N.V................     1,004,542
 106,100      Eastman Kodak Co..............     4,952,748
  55,200      Fortune Brands, Inc...........     2,117,472
  54,400      Procter & Gamble Co...........     3,470,720
                                              ------------
                                                11,545,482
                                              ------------

              Containers--0.6%
 124,300      Pactiv Corp.(a)...............     1,665,620
   9,500      Smurfit-Stone Container
                Corp.(a)....................       153,900
                                              ------------
                                                 1,819,520
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Cosmetics & Toiletries--0.3%
   7,700      Estee Lauder Cos., Inc.......  $    331,870
  13,700      Gillette Co..................       397,163
                                             ------------
                                                  729,033
                                             ------------

              Domestic Oil--1.2%
     900      Amerada Hess Corp............        72,720
  18,900      Anadarko Petroleum Corp......     1,021,167
  32,900      Conoco, Inc. (Class B).......       950,810
   2,200      Devon Energy Corp............       115,500
     400      Unocal Corp..................        13,660
  43,200      USX - Marathon Group.........     1,274,832
                                             ------------
                                                3,448,689
                                             ------------

              Drugs & Healthcare--3.0%
   7,800      Abbott Laboratories..........       374,478
   7,200      American Home Products
                Corp.......................       420,768
     300      Amgen, Inc.(a)...............        18,204
  27,900      Baxter International, Inc....     1,367,100
  14,600      Becton, Dickinson & Co.......       522,534
  10,400      CIGNA Corp...................       996,528
   3,300      Forest Laboratories,
                Inc.(a)....................       234,300
   6,000      HCA The Healthcare Co........       271,140
   3,600      Human Genome Sciences,
                Inc.(a)....................       216,900
  21,000      Johnson & Johnson............     1,050,000
  11,900      Merck & Co., Inc.............       760,529
   5,000      Pfizer, Inc..................       200,250
  10,000      Pharmacia Corp...............       459,500
  12,100      Schering-Plough Corp.........       438,504
   3,300      St. Jude Medical, Inc........       198,000
  20,300      Tenet Healthcare Corp.(a)....     1,047,277
   1,200      Vertex Pharmaceuticals,
                Inc.(a)....................        59,400
   2,900      Wellpoint Health Networks,
                Inc.(a)....................       273,296
                                             ------------
                                                8,908,708
                                             ------------

              Electric Utilities--8.0%
   6,400      Ameren Corp..................       273,280
  31,920      American Electric Power Co.,
                Inc........................     1,473,747
   7,600      Cinergy Corp.................       265,620
  46,700      CMS Energy Corp..............     1,300,595
   6,400      Consolidated Edison, Inc.....       254,720
  10,000      Dominion Resources, Inc......       601,300

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       13

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Electric Utilities (cont'd.)
  70,400      DTE Energy Co.................  $  3,269,376
   3,800      Dynegy, Inc. (Class A)........       176,700
 157,300      Edison International(a).......     1,753,895
  51,500      Entergy Corp..................     1,977,085
  32,500      Exelon Corp...................     2,083,900
   5,800      FPL Group, Inc................       349,218
  28,600      General Public Utilities
                Corp........................     1,005,290
   5,400      NiSource, Inc.................       147,582
  26,200      PG&E Corp.(a).................       293,440
  15,200      Pinnacle West Capital Corp....       720,480
   4,900      Potomac Electric Power Co.....       102,508
  15,135      PPL Corp......................       832,425
  28,900      Public Service Enterprise
                Group, Inc..................     1,413,210
   2,800      Reliant Energy, Inc...........        90,188
  42,801      Scana Corp....................     1,215,548
  58,132      TXU Corp......................     2,801,381
  23,500      Wisconsin Energy Corp.........       558,595
  15,300      Xcel Energy, Inc..............       435,285
                                              ------------
                                                23,395,368
                                              ------------

              Electrical Equipment--0.8%
  14,900      Cooper Industries, Inc........       589,891
  11,300      Emerson Electric Co...........       683,650
   8,100      Johnson Controls, Inc.........       587,007
  12,200      W.W. Grainger, Inc............       502,152
                                              ------------
                                                 2,362,700
                                              ------------
              Electronics--1.2%
   2,200      Altera Corp.(a)...............        63,800
   5,300      Apple Computer, Inc.(a).......       123,225
   1,000      Applied Materials, Inc.(a)....        49,100
   2,300      Electronic Data Systems
                Corp........................       143,750
   1,500      Intel Corp....................        43,875
   3,100      Micron Technology, Inc........       127,410
  74,900      Motorola, Inc.................     1,240,344
  13,100      Progress Energy, Inc..........       588,452
  26,200      Rockwell International
                Corp........................       998,744
   3,400      Xilinx, Inc.(a)...............       140,216
                                              ------------
                                                 3,518,916
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Entertainment--0.2%
  22,900      Walt Disney Co. (The)........  $    661,581
                                             ------------

              Federal Chartered--0.1%
   4,000      Americredit Corp.(a).........       207,800
   1,900      Indymac Bancorp, Inc.(a).....        50,920
     500      T. Rowe Price Group, Inc.....        18,695
                                             ------------
                                                  277,415
                                             ------------

              Financial Services--8.9%
  28,500      American Express Co..........     1,105,800
   9,300      Bear Stearns Co., Inc........       548,421
  12,400      Capital One Financial........       744,000
  21,900      Schwab (Charles) Corp........       335,070
 138,000      Citigroup, Inc...............     7,291,920
  10,200      Countrywide Credit
                Industries, Inc............       467,976
  15,700      E*Trade Group, Inc.(a).......       101,265
   6,100      Edwards (A.G.), Inc..........       274,500
  11,300      Federal Home Loan Mortgage
                Corp.......................       791,000
  42,290      Federal National Mortgage
                Association................     3,600,993
  14,100      Goldman Sachs Group, Inc.....     1,209,780
  35,565      Household International,
                Inc........................     2,372,186
   3,700      Legg Mason, Inc..............       184,112
  11,000      MBIA, Inc....................       612,480
  22,500      Morgan Stanley Dean Witter &
                Co.........................     1,445,175
  15,100      Stilwell Financial, Inc......       506,756
  10,300      TD Waterhouse Group,
                Inc.(a)....................       112,579
 114,600      Washington Mutual, Inc.......     4,303,230
                                             ------------
                                               26,007,243
                                             ------------

              Food & Beverages--2.0%
  37,300      Anheuser Busch Companies,
                Inc........................     1,536,760
  11,500      Coca-Cola Co.................       517,500
   8,900      General Mills, Inc...........       389,642
  12,800      Heinz (H.J.) Co..............       523,392
   1,500      Hershey Foods Corp...........        92,565
  55,500      Kraft Foods, Inc.(a).........     1,720,500
   4,200      Quaker Oats Co...............       383,250
  41,200      Sara Lee Corp................       780,328
                                             ------------
                                                5,943,937
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       14

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Forest Products--1.8%
  41,900      Georgia-Pacific Corp..........  $  1,418,315
  15,400      Kimberly-Clark Corp...........       860,860
  52,600      Weyerhaeuser Co...............     2,891,422
                                              ------------
                                                 5,170,597
                                              ------------

              Gas & Pipeline Utilities--0.2%
   8,800      El Paso Corp..................       462,352
   3,200      Enron Corp....................       156,800
   2,500      Williams Companies, Inc.
                (The).......................        82,375
                                              ------------
                                                   701,527
                                              ------------
              Hotels & Restaurants--1.9%
  25,600      Carnival Corp.................       785,920
  19,000      Hilton Hotels Corp............       220,400
  57,000      Mandalay Resort Group(a)......     1,561,800
  11,000      Marriott International,
                Inc.........................       520,740
  27,900      McDonald's Corp...............       754,974
  19,000      P & O Princess Cruises PLC,
                ADR.........................       402,800
     500      Park Place Entertainment
                Corp.(a)....................         6,050
  26,100      Tricon Global Restaurants,
                Inc.(a).....................     1,145,790
                                              ------------
                                                 5,398,474
                                              ------------

              Household Appliances &
                Home Furnishings--0.4%
   3,600      Black & Decker Corp...........       142,056
  16,300      Whirlpool Corp................     1,018,750
                                              ------------
                                                 1,160,806
                                              ------------

              Industrial Machinery--0.4%
   4,900      Danaher Corp..................       274,400
   5,300      Eaton Corp....................       371,530
   9,400      Ingersoll-Rand Co.............       387,280
   6,300      Parker-Hannifin Corp..........       267,372
                                              ------------
                                                 1,300,582
                                              ------------
              Insurance--7.8%
 128,600      Aetna, Inc.(a)................     3,326,882
     300      AFLAC, Inc....................         9,447
  13,300      Allmerica Financial Corp......       764,750
 135,200      Allstate Corp.................     5,947,448
   8,000      Ambac Financial Group, Inc....       465,600
  19,416      American General Corp.........       901,873

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  15,000      American International Group,
                Inc........................  $  1,290,000
     500      Aon Corp.....................        17,500
     400      Chubb Corp...................        30,972
   1,000      Cincinnati Financial Corp....        39,500
   9,700      Hartford Financial Services
                Group, Inc.................       663,480
  45,500      Lincoln National Corp........     2,354,625
   5,200      Marsh & McLennan Companies,
                Inc........................       525,200
  99,170      Metlife, Inc.................     3,072,287
   3,000      Protective Life Corp.........       103,110
  52,000      St. Paul Companies, Inc......     2,635,880
  10,300      Torchmark Corp...............       414,163
   3,100      UnumProvident Corp...........        99,572
                                             ------------
                                               22,662,289
                                             ------------

              International Oil--4.6%
  30,200      Chevron Corp.................     2,733,100
  79,700      Exxon Mobil Corp.............     6,961,795
  98,300      Occidental Petroleum Corp....     2,613,797
  15,400      Texaco, Inc..................     1,025,640
                                             ------------
                                               13,334,332
                                             ------------

              Manufacturing
   2,000      Illinois Tool Works, Inc.....       126,600
                                             ------------

              Media--1.5%
   6,600      Adelphia Communications
                Corp.......................       270,600
  11,500      AOL Time Warner, Inc.(a).....       609,500
   2,100      Cablevision Systems
                Corp.(a)...................       122,850
   5,900      Charter Communications,
                Inc.(a)....................       137,765
  10,900      Comcast Corp.(a).............       473,060
  10,300      Fox Entertainment Group,
                Inc.(a)....................       287,370
  18,100      Gemstar-TV Guide
                International, Inc.(a).....       771,060
   1,700      Tribune Co...................        68,017
  29,000      Viacom, Inc.(a)..............     1,500,750
                                             ------------
                                                4,240,972
                                             ------------

              Oil Field / Equipment & Services--1.3%
   3,900      Cooper Cameron Corp.(a)......       217,620
   1,500      Diamond Offshore Drilling,
                Inc........................        49,575
  17,600      Global Marine, Inc.(a).......       327,888
   4,500      LSI Logic Corp.(a)...........        84,600

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       15

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Oil Field / Equipment & Services (cont'd.)
  47,000      National Semiconductor
                Corp.(a)....................  $  1,368,640
     900      PMC-Sierra, Inc.(a)...........        27,963
     300      Royal Dutch Petroleum Co......        17,481
  33,900      Ultramar Diamond Shamrock
                Corp........................     1,601,775
                                              ------------
                                                 3,695,542
                                              ------------

              Other Marketable--0.1%
   6,400      Interpublic Group of
                Companies, Inc..............       187,520
                                              ------------
              Paper--1.2%
   1,000      Boise Cascade Corp............        35,170
   4,000      Bowater, Inc..................       178,960
  85,114      International Paper Co........     3,038,570
   4,200      Temple-Inland, Inc............       223,818
                                              ------------
                                                 3,476,518
                                              ------------

              Pollution Control--1.1%
 101,000      Waste Management, Inc.........     3,112,820
                                              ------------

              Publishing--0.4%
  13,300      Gannett Co., Inc..............       876,470
     500      Knight-Ridder, Inc............        29,650
   6,900      New York Times Co.............       289,800
                                              ------------
                                                 1,195,920
                                              ------------

              Railroads & Equipment--1.2%
  20,000      Burlington Northern Santa Fe
                Corp........................       603,400
   3,400      C H Robinson Worldwide,
                Inc.........................        94,826
  17,800      CSX Corp......................       645,072
   1,600      GATX Corp.....................        64,160
  75,300      Norfolk Southern Corp.........     1,558,710
   7,600      Union Pacific Corp............       417,316
                                              ------------
                                                 3,383,484
                                              ------------

              Real Estate--0.1%
   3,200      Apartment Investment &
                Management Co...............       154,240
   2,700      Avalonbay Communities, Inc....       126,225
     400      Duke-Weeks Reality Corp.......         9,940
   2,500      General Growth Properties,
                Inc.........................        98,400
                                              ------------
                                                   388,805
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Real Estate Investment Trust--0.6%
  13,000      Equity Office Properties
                Trust......................  $    411,190
   3,100      Equity Residential Properties
                Trust......................       175,305
   9,000      Host Marriott Corp...........       112,680
   2,500      Kimco Realty Corp............       118,375
   2,800      Liberty Property Trust.......        82,880
   5,200      Prologis Trust...............       118,144
   4,500      Public Storage, Inc..........       133,425
   2,400      Rouse Co.....................        68,760
   4,700      Simon Property Group, Inc....       140,859
   7,800      Vornado Realty Trust.........       304,512
                                             ------------
                                                1,666,130
                                             ------------

              Retailing--3.7%
   5,100      Abercrombie & Fitch Co.(a)...       226,950
  16,700      Federated Department Stores,
                Inc.(a)....................       709,750
  57,900      J.C. Penny Co., Inc..........     1,526,244
 120,600      May Department Stores Co.....     4,131,756
   9,100      Safeway, Inc.(a).............       436,800
  52,900      Sears, Roebuck & Co..........     2,238,199
  22,100      Target Corp..................       764,660
  19,400      TJX Companies, Inc...........       618,278
                                             ------------
                                               10,652,637
                                             ------------

              Semiconductors & Equipment
     500      Lattice Semiconductor
                Corp.(a)...................        12,200
                                             ------------

              Software--1.6%
 127,100      Computer Associates
                International, Inc.........     4,575,607
   2,000      Parametric Technology
                Corp.(a)...................        27,980
   2,900      Peregrine Systems, Inc.(a)...        84,100
                                             ------------
                                                4,687,687
                                             ------------

              Telecommunication--9.5%
  42,300      ALLTEL Corp..................     2,591,298
   4,400      American Tower Corp..........        90,948
 265,300      AT&T Corp....................     5,454,152
  37,300      BellSouth Corp...............     1,502,071
     500      Broadwing, Inc.(a)...........        12,225
  13,100      CIENA Corp.(a)...............       497,800
   9,500      Corning, Inc.(a).............       158,745
   6,420      General Motors Corp. (Class
                'H' Stock).................       130,005
  10,400      Global Crossing Ltd.(a)......        89,856

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       16

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Telecommunication (cont'd.)
  15,100      Level 3 Communications,
                Inc.(a).....................  $     82,899
   2,100      Linear Technology Corp........        92,862
  71,800      Lucent Technologies, Inc......       445,160
  23,200      Nextel Communications,
                Inc.(a).....................       406,000
     500      QUALCOMM, Inc.(a).............        29,240
  25,900      Qwest Communications
                International, Inc.(a)......       825,433
 109,892      SBC Communications, Inc.......     4,402,274
  88,720      Sprint Corp. (FON Group)......     1,895,059
  23,100      Sprint Corp. (PCS Group)......       557,865
 137,560      Verizon Communications........     7,359,460
   9,900      WorldCom, Inc.-MCI Group......       159,390
  72,100      WorldCom, Inc.-WorldCom
                Group(a)....................     1,023,820
                                              ------------
                                                27,806,562
                                              ------------

              Tobacco--3.4%
 197,000      Philip Morris Companies,
                Inc.........................     9,997,750
                                              ------------
              Toys & Amusements--0.2%
   9,700      Hasbro, Inc...................       140,165
  28,500      Mattel, Inc...................       539,220
                                              ------------
                                                   679,385
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Trucking & Freight Forwarding--0.1%
  19,000      Ryder System, Inc............  $    372,400
                                             ------------
              Total common stocks
                (cost $249,260,725)........   283,944,707
                                             ------------

              Common Stock Unit--0.2%
  13,900      Starwood Hotel & Resorts
                (cost $397,326)............       518,192
                                             ------------
              Total long-term investments
                (cost $249,658,051)........   284,462,899
                                             ------------

              SHORT-TERM INVESTMENT--2.2%
6,266,844     Seven Seas Series Government
                Fund
                (cost $6,266,844)..........     6,266,844
                                             ------------
              Total Investments--99.8%
              (cost $255,924,895; Note
                4).........................   290,729,743
              Other assets in excess of
                liabilities--0.2%..........       650,725
                                             ------------
              Net Assets--100%.............  $291,380,468
                                             ------------
                                             ------------

---------------
(a) Non-income producing.
ADR--American Depository Receipt.
N.V.--Naamloze Vennootschap (Dutch Corporation).
PLC--Public Limited Company.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       17

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--96.8%
                Common Stocks
                Aerospace--1.8%
    15,100      Alliant Techsystems,
                  Inc.(a)....................  $  1,357,490
    90,300      BE Aerospace, Inc.(a)             1,720,215
                                               ------------
                                                  3,077,705
                                               ------------

                Airlines--1.4%
    82,100      Atlantic Coast Airlines
                  Holdings, Inc..............     2,462,179
                                               ------------

                Apparel & Textiles--5.4%
    65,850      Chico's FAS, Inc.(a).........     1,959,037
    29,000      Christopher & Banks
                  Corp.(a)...................       945,400
    31,400      Columbia Sportswear Co.(a)...     1,601,086
    70,400      Genesco, Inc.(a).............     2,365,440
    27,600      Quiksilver, Inc.(a)..........       690,000
    59,600      Skechers U.S.A., Inc.(a).....     1,742,108
                                               ------------
                                                  9,303,071
                                               ------------

                Banks--1.2%
    55,100      New York Community Bancorp,
                  Inc........................     2,074,515
                                               ------------

                Building & Construction--1.1%
    19,500      D.R.Horton, Inc..............       442,650
    33,300      Pulte Homes, Inc.............     1,419,579
                                               ------------
                                                  1,862,229
                                               ------------

                Business Services--7.4%
   106,381      Answerthink, Inc.(a).........     1,062,746
    53,600      Career Education Corp........     3,210,640
    36,820      ChoicePoint, Inc.(a).........     1,548,281
    35,635      CSG Systems International,
                  Inc.(a)....................     2,022,643
    24,700      eFunds Corp.(a)..............       459,420
    41,800      Galileo International,
                  Inc........................     1,358,500
   173,195      Pegasus Solutions, Inc.(a)...     2,000,402
    70,906      Wind River Systems, Inc......     1,238,019
                                               ------------
                                                 12,900,651
                                               ------------

                Commercial Services--1.5%
    34,090      Iron Mountain, Inc.(a).......     1,528,596
   132,815      On Command Corp.(a)..........       597,667
    27,640      Vicor Corp.(a)...............       450,532
                                               ------------
                                                  2,576,795
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Distribution/Wholesale--1.7%
  95,305      Daisytek International
                Corp.(a)...................  $  1,501,054
  39,500      Fleming Cos., Inc............     1,410,150
                                             ------------
                                                2,911,204
                                             ------------

              Drugs & Healthcare--15.7%
  34,720      Abgenix, Inc.................     1,562,400
  31,350      Aclara Biosciences,
                Inc.(a)....................       243,276
  46,400      AdvancePCS(a)................     2,971,920
  27,400      AmeriPath, Inc.(a)...........       802,820
  26,800      AmSurg Corp.(a)..............       791,940
  55,500      Apria Healthcare Group,
                Inc.(a)....................     1,601,175
  45,175      Corixa Corp.(a)..............       771,137
 114,100      DaVita, Inc.(a)..............     2,319,653
  19,130      Enzon, Inc.(a)...............     1,195,625
  51,375      Exelixis, Inc.(a)............       974,584
  94,800      First Health Group
                Corp.(a)...................     2,286,576
   5,800      IDEXX Laboratories,
                Inc.(a)....................       181,250
  61,920      Lexicon Genetics, Inc.(a)....       774,000
  30,410      Myriad Genetics, Inc.(a).....     1,925,558
  82,100      Pharmaceutical Product
                Development, Inc.(a).......     2,504,871
  65,690      Rosetta Inpharmatics,
                Inc.(a)....................     1,018,195
  34,500      Varian Medical Systems,
                Inc.(a)....................     2,466,750
  38,965      Ventana Medical Systems,
                Inc.(a)....................     1,227,397
  33,965      Vertex Pharmaceuticals,
                Inc.(a)....................     1,681,267
                                             ------------
                                               27,300,394
                                             ------------

              Educational Services--3.1%
  49,300      Corinthian Colleges,
                Inc.(a)....................     2,320,551
  30,900      Education Management
                Corp.(a)...................     1,237,545
  73,365      Sylvan Learning Systems,
                Inc.(a)....................     1,782,769
                                             ------------
                                                5,340,865
                                             ------------

              Electronics--3.4%
  36,790      Cyberoptics Corp.............       448,838
 111,415      Electronics for Imaging,
                Inc.(a)....................     3,286,742
  36,960      Mettler-Toledo International,
                Inc.(a)....................     1,598,520
  15,210      Powerwave Technologies,
                Inc........................       220,545
  14,240      Technitrol, Inc..............       370,240
                                             ------------
                                                5,924,885
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       18

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Financial Services--5.0%
    63,085      AmeriCredit Corp.(a).........  $  3,277,266
    44,110      Brown & Brown, Inc...........     1,852,179
    21,100      Instinet Group, Inc.(a)......       393,304
    14,900      Metris Companies, Inc........       502,279
    28,840      T. Rowe Price Gorup, Inc.....     1,078,328
    37,700      Texas Regional Bancshares,
                  Inc........................     1,518,933
                                               ------------
                                                  8,622,289
                                               ------------

                Food--0.3%
    13,200      Smithfield Foods, Inc.(a)....       531,960
                                               ------------

                Gas & Pipeline Utilities--1.3%
    22,400      Energen Corp.................       618,240
    25,000      Equitable Resources, Inc.....       832,750
    24,400      Western Gas Resources,
                  Inc........................       795,440
                                               ------------
                                                  2,246,430
                                               ------------

                Hotels & Restaurants--3.6%
    49,500      Anchor Gaming(a).............     3,198,690
    52,100      Mandalay Resort Group(a).....     1,427,540
    36,100      Ruby Tuesday, Inc............       617,310
    47,550      Shuffle Master, Inc.(a)......       998,550
                                               ------------
                                                  6,242,090
                                               ------------

                Household Products--0.5%
    22,800      Scotts Company (The)(a)......       945,060
                                               ------------

                Industrial Machinery--1.4%
    59,500      Shaw Group, Inc.(a)..........     2,385,950
                                               ------------

                Insurance--1.2%
     6,555      Markel Corp.(a)..............     1,288,057
    52,635      Mutual Risk Management,
                  Ltd........................       468,452
    16,900      Willis Group Holdings
                  Ltd.(a)....................       299,975
                                               ------------
                                                  2,056,484
                                               ------------

                Internet--5.1%
   152,575      Hollywood Media Corp.(a).....       686,588
   163,750      Kana Software, Inc.(a).......       334,050
   124,133      Packeteer, Inc...............     1,555,386

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

 169,219      McAfee.com Corp.(a)..........  $  2,078,009
  70,740      Multex.com, Inc.(a)..........     1,149,525
 138,275      net.Genesis Corp.(a).........       107,855
  12,662      Retek, Inc.(a)...............       607,016
  43,810      SafeNet, Inc.(a).............       438,100
  50,950      SERENA Software, Inc.(a).....     1,851,523
                                             ------------
                                                8,808,052
                                             ------------

              Leisure Time--0.2%
 142,025      American Classic Voyages
                Co.(a).....................       423,235
                                             ------------

              Manufacturing--0.5%
  21,700      Precision Castparts Corp.....       812,014
                                             ------------

              Media--0.4%
  47,000      Mediacom Communications
                Corp.(a)...................       658,000
                                             ------------

              Medical & Dental Supplies--3.8%
  71,800      Henry Schein, Inc.(a)........     2,876,308
  41,155      Novoste Corp.(a).............     1,049,452
 123,900      Oakley, Inc.(a)..............     2,292,150
  78,065      STAAR Surgical Co.(a)........       377,054
                                             ------------
                                                6,594,964
                                             ------------

              Office Furnishings--0.2%
  60,650      Falcon Products, Inc.........       430,615
                                             ------------

              Oil & Gas Exploration/Production--3.3%
  25,400      Cabot Oil & Gas Corp. (Class
                'A' Stock).................       619,760
  36,900      Evergreen Resources,
                Inc.(a)....................     1,402,200
  22,500      Louis Dreyfus Natural Gas
                Corp.(a)...................       784,125
  59,160      Newfield Exploration
                Co.(a).....................     1,896,670
  57,300      Ocean Energy, Inc............       999,885
                                             ------------
                                                5,702,640
                                             ------------

              Oil Field/Equipment & Services--3.3%
  22,690      CARBO Ceramics, Inc..........       840,664
  37,600      Key Energy Services,
                Inc.(a)....................       407,584
 116,596      LCC International, Inc.......       771,866

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       19

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Oil Field/Equipment & Services (cont'd.)
    52,888      Stratos Lightwave, Inc.......  $    687,544
    33,560      Tekelec, Inc.................       909,476
    48,800      Valero Energy Corp...........     1,794,864
    13,800      Veritas DGC, Inc.(a).........       382,950
                                               ------------
                                                  5,794,948
                                               ------------
                Publishing--2.9%
    84,740      Information Holdings,
                  Inc.(a)....................     2,737,102
    74,325      Penton Media, Inc............     1,300,688
   138,380      PRIMEDIA, Inc.(a)............       939,600
                                               ------------
                                                  4,977,390
                                               ------------

                Real Estate--1.9%
    12,600      Centex Corp..................       513,450
    93,214      Grubb & Ellis Co.(a).........       512,677
    40,800      Lennar Corp..................     1,701,360
    46,380      Trammell Crow Co.(a).........       512,499
                                               ------------
                                                  3,239,986
                                               ------------
                Retail Trade--6.3%
    22,740      CDW Computer Centers,
                  Inc.(a)....................       903,005
    67,600      Copart, Inc.(a)..............     1,977,300
    51,000      Direct Focus, Inc............     2,422,500
    52,000      Hot Topic, Inc...............     1,617,200
    50,600      O'Reilly Automotive,
                  Inc.(a)....................     1,452,220
    47,475      PC Connection, Inc.(a).......       759,600
    20,260      Tech Data Corp.(a)...........       675,874
    34,010      Tweeter Home Entertainment
                  Group, Inc.................     1,200,553
                                               ------------
                                                 11,008,252
                                               ------------
                Savings and Loan--0.2%
    13,300      Roslyn Bancorp, Inc..........       349,790
                                               ------------

                Semiconductors--2.0%
    67,000      Henry Jack & Associates,
                  Inc........................     2,077,000
    55,600      Ultratech Stepper, Inc.(a)...     1,426,140
                                               ------------
                                                  3,503,140
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Software--2.5%
  21,405      Advent Software, Inc.(a).....  $  1,359,218
  49,300      Mentor Graphics Corp.(a).....       862,750
  15,500      National Instruments
                Corp.(a)...................       502,975
 105,560      Rainbow Technologies,
                Inc(a).....................       590,080
 101,925      Witness Systems, Inc.(a).....     1,120,156
                                             ------------
                                                4,435,179
                                             ------------

              Telecommunication--5.1%
  75,620      Cabletron Systems, Inc.......     1,727,917
 144,170      Choice One Communications,
                Inc........................       971,706
 194,860      ITC Deltacom.................       779,440
   8,200      Lightbridge, Inc.(a).........       159,080
  45,200      Metro One Telecommunications,
                Inc.(a)....................     2,932,124
 112,872      NEON Communications,
                Inc.(a)....................       788,975
  62,800      UTStarcom, Inc.(a)...........     1,463,240
                                             ------------
                                                8,822,482
                                             ------------

              Transportation--1.1%
  48,400      Offshore Logistics,
                Inc.(a)....................       919,600
  52,460      Swift Transportation Co.,
                Inc........................     1,010,380
                                             ------------
                                                1,929,980
                                             ------------

              Waste Management--1.0%
  35,500      Stericycle, Inc.(a)..........     1,666,725
                                             ------------
              Total common stocks
                (cost $165,241,684)........   167,922,148
                                             ------------

              SHORT-TERM INVESTMENTS--3.0%
5,284,814     Seven Seas Money Market Fund
                (cost $5,284,814)..........     5,284,814
                                             ------------
              Total Investments--99.8%
              (cost $170,526,498; Note
                4).........................   173,206,962
              Other assets in excess of
                liabilities--0.2%..........       336,625
                                             ------------
              Net Assets--100%.............  $173,543,587
                                             ------------
                                             ------------

------------------
(a) Non-income producing
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       20

               Small Capitalization Value
               Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--96.2%

              Common Stocks

              Aerospace--2.2%
  59,700      DRS Technologies, Inc.........  $  1,371,906
  29,500      Esterline Technologies
                Corp........................       641,625
  11,800      Martin Marietta Materials,
                Inc.(a).....................       583,982
  52,400      Titan Corp....................     1,199,960
                                              ------------
                                                 3,797,473
                                              ------------
              Airlines--0.4%
  22,100      Alaska Air Group, Inc.........       638,690
   3,100      Atlantic Coast Airlines
                Holdings....................        92,969
                                              ------------
                                                   731,659
                                              ------------

              Auto Related--1.4%
  46,500      Modine Manufacturing Co.......     1,282,470
  78,013      Myers Industries, Inc.........     1,177,996
                                              ------------
                                                 2,460,466
                                              ------------
              Banks--8.6%
  35,070      Associated Banc Corp..........     1,262,169
  26,300      Chittenden Corp...............       884,995
  15,000      Cullen/Frost Bankers, Inc.....       507,750
  12,300      East West Bancorp, Inc........       332,100
  42,500      First Financial Holdings,
                Inc.........................       977,500
  44,800      Firstmerit Corp...............     1,182,720
  54,379      HUBCO, Inc....................     1,386,665
  75,800      Independent Bank Corp.........     1,496,292
  68,950      New York Community Bancorp,
                Inc.........................     2,595,967
  31,750      People's Bank(a)..............       740,093
  15,900      Richmond County Financial
                Corp........................       596,568
   9,600      Southwest Bancorporation of
                Texas, Inc.(a)..............       290,016
  69,450      Susquehanna Bancshares,
                Inc.........................     1,413,307
  16,600      Westamerica Bancorp...........       651,550
   8,800      Wilmington Trust Corp.........       551,320
                                              ------------
                                                14,869,012
                                              ------------

              Building & Construction--1.0%
  27,800      Carlisle Co., Inc.............       969,386
  43,600      Dal Tile International,
                Inc.........................       808,780
                                              ------------
                                                 1,778,166
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Business Services--6.6%
  43,500      Acxiom Corp.(a)..............  $    569,415
  47,900      American Management Systems,
                Inc.(a)....................     1,130,440
 122,700      Gartner Group, Inc. CI.A.....     1,349,700
  34,100      Heller Financial, Inc........     1,364,000
  28,700      Iron Mountain, Inc...........     1,286,908
  17,200      Kinder Morgan Management,
                LLC........................     1,178,200
  16,500      Learning Tree International,
                Inc........................       378,840
  24,600      Maximus, Inc.................       986,214
  35,200      Metro Information Services,
                Inc........................       140,800
  16,900      Pittston Brink's Group.......       376,701
  62,400      Profit Recovery Group
                International, Inc.........       715,104
  60,800      United Stationers, Inc.(a)...     1,918,848
                                             ------------
                                               11,395,170
                                             ------------

              Chemicals--3.3%
  26,100      Cambrex Corp.................     1,320,138
  31,050      Ferro Corp...................       677,201
  29,400      Fuller (H.B.) Co.............     1,467,060
  30,000      OM Group, Inc................     1,687,500
  59,687      RPM, Inc.....................       549,120
                                             ------------
                                                5,701,019
                                             ------------

              Collateralized Mortgage Obligations--0.5%
  67,500      Annaly Mortgage Management,
                Inc........................       925,425
                                             ------------

              Communication--0.5%
  11,600      Black Box Corp.(a)...........       781,376
                                             ------------

              Computers & Business Equipment--2.2%
 221,500      Maxtor Corp..................     1,162,875
  54,500      Mentor Graphics Corp.........       953,750
  18,800      Mercury Computer Systems,
                Inc........................       829,080
  55,100      MTS Systems Corp.............       759,829
                                             ------------
                                                3,705,534
                                             ------------

              Construction & Mining Equipment
   6,200      JLG Industries, Inc..........        76,570
                                             ------------

              Diversified Industrials--1.9%
  40,700      Brady (W.H.) Co..............     1,470,491
  39,700      Teleflex, Inc................     1,746,800
                                             ------------
                                                3,217,291
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       21

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Drugs & Healthcare--9.5%
  12,700      Albany Molecular Research,
                Inc.........................  $    482,727
  41,300      American Medical Systems......       633,955
  34,100      Arrow International, Inc......     1,309,440
  40,400      Celgene Corp..................     1,165,540
  27,400      Cooper Companies, Inc.........     1,408,360
  55,300      DENTSPLY International,
                Inc.........................     2,452,555
  40,800      Gene Logic, Inc...............       889,440
  31,900      Inamed Corp...................       845,350
  86,400      Invacare Corp.................     3,337,632
  29,400      Manor Care, Inc...............       933,450
  49,600      Owens & Minor, Inc............       942,400
  22,500      Pharmacopeia, Inc.............       540,000
  11,600      Renal Care Group, Inc.(a).....       381,524
  52,400      STERIS Corp.(a)...............     1,050,620
                                              ------------
                                                16,372,993
                                              ------------
              Electric Utilities--1.7%
  43,100      OGE Energy Corp...............       974,491
  35,200      Orion Power Holdings, Inc.....       838,112
  65,520      Sierra Pacific Resources......     1,047,665
                                              ------------
                                                 2,860,268
                                              ------------

              Electrical Equipment--3.1%
  27,900      Avista Corp...................       557,442
  19,500      Belden, Inc...................       521,625
  25,000      Federal Signal Corp...........       586,750
  42,000      Littelfuse, Inc...............     1,125,180
  58,500      Sensormatic Electronics
                Corp.(a)....................       994,500
  20,000      Technitrol, Inc...............       520,000
  60,400      Woodhead Industries, Inc......     1,026,800
                                              ------------
                                                 5,332,297
                                              ------------

              Electronics--4.9%
  75,500      Ametek Aerospace Prods,
                Inc.........................     2,306,525
  21,800      C&D Technologies..............       675,800
  17,500      Electro Scientific Industries,
                Inc.(a).....................       666,750
  32,200      Harman International
                Industries, Inc.............     1,226,498
  84,100      Pioneer Standard Electronics,
                Inc.........................     1,076,480
  39,800      Rogers Corp.(a)...............     1,054,700
  42,850      Varian, Inc...................     1,384,055
                                              ------------
                                                 8,390,808
                                              ------------

              Engineering Services--0.7%
  56,500      Oceaneering International,
                Inc.(a).....................     1,172,375
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Financial Services--1.1%
  46,400      Allied Capital Corp..........  $  1,074,160
  16,900      Investment Technology
                Group......................       849,901
                                             ------------
                                                1,924,061
                                             ------------

              Foods--3.8%
  53,500      Jack In The Box, Inc.........     1,396,350
  35,850      Lancaster Colony Corp........     1,182,333
  57,000      Marcus Corp..................       795,150
  82,700      PepsiAmerica, Inc............     1,099,910
  41,400      Performance Food Group Co....     1,140,570
  41,200      United Natural Foods, Inc....       863,140
                                             ------------
                                                6,477,453
                                             ------------

              Gas & Pipeline Utilities--1.6%
  40,820      Equitable Resources, Inc.....     1,359,714
  27,400      National Fuel Gas Co.........     1,424,526
                                             ------------
                                                2,784,240
                                             ------------

              Homebuilders--0.4%
  19,400      Toll Brothers, Inc.(a).......       762,614
                                             ------------

              Hotels & Restaurants--0.3%
  46,300      Prime Hospitality Corp.(a)...       548,655
                                             ------------

              Household Appliances &
                Home Furnishings--0.9%
  22,500      Chromcraft Revington,
                Inc.(a)....................       216,563
  20,900      Ethan Allen Interiors,
                Inc........................       679,250
  25,700      Furniture Brands
                International, Inc.(a).....       719,600
                                             ------------
                                                1,615,413
                                             ------------

              Industrial Machinery--3.6%
  11,225      Crane Co.....................       347,975
  44,800      ESCO Technologies, Inc.......     1,350,720
  41,050      Graco, Inc...................     1,354,650
  48,150      Manitowoc Co., Inc...........     1,420,425
  15,100      Navistar International
                Corp.(a)...................       424,763
  41,900      Stewart & Stevenson Services,
                Inc........................     1,382,700
                                             ------------
                                                6,281,233
                                             ------------

              Insurance--5.4%
  25,300      Amerus Group Co..............       897,391
  24,400      Arthur J. Gallagher & Co.....       634,400

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       22

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
   9,900      Berkley (W.R.) Corp...........  $    410,058
  33,000      Brown & Brown, Inc............     1,385,670
  19,800      Everest Reinsurance Group
                Ltd.........................     1,481,040
  30,600      HCC Insurance Holdings,
                Inc.........................       749,700
  63,700      Horace Mann Educators Corp....     1,372,735
  36,600      Protective Life Corp..........     1,257,942
  28,144      Radian Holdings Group, Inc....     1,138,425
                                              ------------
                                                 9,327,361
                                              ------------
              Manufacturing--2.6%
  50,800      AptarGroup, Inc...............     1,647,444
  45,550      Flowserve Corp................     1,400,662
  32,500      Roper Industries, Inc.........     1,356,875
                                              ------------
                                                 4,404,981
                                              ------------

              Miscellaneous--4.0%
  40,700      Bally Total Fitness Holding
                Corp........................     1,205,127
  32,200      Blockbuster, Inc..............       587,650
  44,600      Brunswick Corp................     1,071,738
  36,900      Harte Hanks, Inc..............       913,644
  44,800      Journal Register Co...........       721,280
   8,200      Liberty Corp..................       328,000
  29,000      West Corp.....................       638,290
  55,800      Wgl Holdings, Inc.............     1,512,738
                                              ------------
                                                 6,978,467
                                              ------------
              Oil & Gas--1.5%
  35,800      Helmerich & Payne, Inc........     1,103,356
  28,300      Louis Dreyfus Natural Gas
                Corp.(a)....................       986,255
  44,000      Pennzoil Quaker State Co......       492,800
                                              ------------
                                                 2,582,411
                                              ------------
              Oil Field / Equipment & Services--1.5%
  13,800      Axcelis Technologies, Inc.....       204,240
  23,100      Commscope, Inc................       542,850
  24,700      Horizon Offshore, Inc.........       333,450
  15,100      Hydril Co.....................       343,827
  57,180      Varco International, Inc......     1,064,120
                                              ------------
                                                 2,488,487
                                              ------------

              Paper & Paper Products--1.4%
  73,000      Longview Fiber Co.............       899,360
  52,400      Packaging Corp. America.......       813,772
  54,300      Wausau Paper Co...............       699,927
                                              ------------
                                                 2,413,059
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Printing & Publishing--1.8%
  86,350      Banta Corp...................  $  2,530,055
  10,000      Pulitzer, Inc................       528,000
                                             ------------
                                                3,058,055
                                             ------------

              Professional Services--2.2%
  16,900      Houghton Mifflin Co..........     1,012,817
  63,100      Keane, Inc.(a)...............     1,388,200
  41,800      R.H. Donnelley Corp.(a)......     1,337,600
                                             ------------
                                                3,738,617
                                             ------------

              Publishing--0.6%
  31,200      Valassis Communications,
                Inc.(a)....................     1,116,960
                                             ------------

              Real Estate Investment Trust--3.8%
  23,900      Alexandria Real Estate
                Investment Co..............       951,220
  23,700      Catellus Development
                Corp.(a)...................       413,565
   8,300      Charles E. Smith Residential
                Realty, Inc................       416,245
  20,200      Chateau Communities, Inc.....       634,280
  16,200      Chelsea GCA Realty...........       759,780
  15,300      Cousins Property, Inc........       410,805
  29,800      FelCor Lodging Trust, Inc....       697,320
  23,600      Health Care Properties
                Invest, Inc................       811,840
  18,600      Kilroy Realty Corp.(a).......       541,260
  31,200      Liberty Property Trust.......       923,520
                                             ------------
                                                6,559,835
                                             ------------

              Retail - Apparel--2.1%
  11,400      AnnTaylor Stores Corp.(a)....       408,120
  22,900      Childrens Place Retail
                Stores, Inc................       613,720
  30,700      Lands End, Inc...............     1,232,605
  58,900      Pacific Sunwear of
                California(a)..............     1,321,127
                                             ------------
                                                3,575,572
                                             ------------

              Retail - Grocery--0.8%
  79,300      Ruddick Corp.................     1,344,135
                                             ------------

              Retail - Trade--1.9%
  43,100      MSC Industrial Direct,
                Inc........................       749,940
  56,700      Ross Stores, Inc.............     1,357,965
  71,500      Venator Group, Inc.(a).......     1,093,950
                                             ------------
                                                3,201,855
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       23

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Semiconductors--0.5%
  32,800      Ltx Corp......................  $    838,368
                                              ------------

              Savings And Loan--0.8%
  42,700      Webster Financial Corp........     1,399,706
                                              ------------

              Software--3.5%
  92,000      Answerthink Consulting
                Group.......................       919,080
  35,100      Avocent Corp..................       798,525
  69,100      Dendrite International,
                Inc.........................       767,010
  24,000      Diebold, Inc..................       771,600
  83,600      Progress Software Corp........     1,354,320
  72,200      Sensient Technologies Corp....     1,481,544
                                              ------------
                                                 6,092,079
                                              ------------
              Telecommunication--0.2%
  31,600      Antec Corp....................       391,840
                                              ------------

              Trucking & Freight Forwarding--1.4%
  21,900      CNF Transportation, Inc.......       618,675
  71,300      Werner Enterprises, Inc.......     1,729,025
                                              ------------
                                                 2,347,700
                                              ------------
              Total common stocks
                (cost $130,081,586).........   165,821,059
                                              ------------

 PRINCIPAL
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION             (NOTE 1)

              SHORT-TERM INVESTMENTS--4.1%

              U.S. Government Securities--2.0%
              United States Treasury Bills
$    255      3.34%, 9/20/01................  $    252,930
   2,365      3.39%, 9/20/01................     2,345,794
     105      3.52%, 9/20/01................       104,147
      55      3.32%, 8/16/01................        54,754
     145      3.47%, 8/16/01................       144,364
      60      3.48%, 8/16/01................        59,737
     275      3.56%, 8/16/01................       273,793
     135      3.57%, 8/16/01................       134,407
                                              ------------
              Total U.S. government
                securities
                (cost $3,371,205)...........     3,369,926
                                              ------------
 Shares
--------
              Money Market Fund--2.1%
3,626,856     Seven Seas Money Market Fund,
                (cost $3,626,856)...........     3,626,856
                                              ------------
              Total short-term investments
                (cost $6,998,061)...........     6,996,782
                                              ------------
              Total Investments--100.3%
              (cost $137,079,647; Note 4)...   172,817,841
              Liabilities in excess of other
                assets--(0.3%)..............      (474,572)
                                              ------------
              Net Assets--100%..............  $172,343,269
                                              ------------
                                              ------------

---------------
(a) Non-income producing.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       24

               International Equity Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

              LONG-TERM INVESTMENTS--97.9%

              Common Stocks

              Denmark--0.8%
  45,300      Tele Danmark A/S..............  $  1,634,430
                                              ------------

              Finland--0.9%
  63,480      UPM Kymmene OYJ...............     1,796,252
                                              ------------

              France--14.5%
  41,100      Alcatel.......................       860,306
  73,200      Alstom........................     2,038,415
  32,491      Aventis SA....................     2,596,502
 119,440      Axa...........................     3,406,033
  33,760      BNP Paribas...................     2,941,098
   9,580      Cie de Saint Gobain...........     1,303,030
  60,600      Lagardere SCA.................     2,855,363
 135,700      Suez Lyonnaise des Eaux.......     4,369,959
  33,085      TotaFinaElf SA, Ser. B........     4,637,464
  54,601      Vivendi Universal SA..........     3,185,800
                                              ------------
                                                28,193,970
                                              ------------

              Germany--6.5%
  17,499      Allianz AG....................     5,112,478
  83,400      Bayerische Vereinsbank AG.....     4,127,555
  85,600      Thyssen Krupp AG..............     1,124,396
  42,600      Veba AG.......................     2,236,118
                                              ------------
                                                12,600,547
                                              ------------
              Hong Kong--0.6%
 110,000      Hutchison Whampoa, Ltd........     1,110,605
                                              ------------
              Ireland--1.3%
  40,500      Elan Corp. PLC ADR(a).........     2,470,500
                                              ------------

              Italy--4.0%
 130,690      Alleanza Assicurazioni........     1,379,985
 339,900      Eni SpA.......................     4,147,893
 172,200      Sao Paolo Imi SpA.............     2,209,393
                                              ------------
                                                 7,737,271
                                              ------------

                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

                Japan--24.2%
    15,500      Acom Co., Ltd...............  $ 1,368,415
    64,000      Canon, Inc..................    2,586,481
       217      East Japan Railway Co.......    1,252,827
   352,000      Fujitsu, Ltd................    3,697,538
   396,000      Hitachi, Ltd................    3,889,824
        23      Japan Tobacco, Inc..........      158,608
   114,000      Kao Corp....................    2,833,774
    11,000      Kyocera Corp................      970,251
       510      Mizuho Holdings, Inc.(a)....    2,371,903
   491,000      Nikko Securities Ltd.(a)....    3,933,197
   613,000      Nissan Motor Co., Ltd.(a)...    4,232,163
       159      NTT Mobile Communication
                  Network, Inc..............    2,766,659
    25,000      Orix Corp...................    2,431,641
    61,700      Sony Corp...................    4,056,932
   443,000      Sumitomo Mitsui Banking
                  Corp......................    3,658,808
   321,000      Sumitomo Trust & Banking
                  Co., Ltd..................    2,020,568
    40,200      Toyota Motor Corp...........    1,415,107
   119,000      Yamanouchi Pharmaceutical
                  Co., Ltd..................    3,339,748
                                              -----------
                                               46,984,444
                                              -----------

                Netherlands--12.7%
   270,100      ABN AMRO Holding NV.........    5,079,206
   103,000      Akzo Nobel NV...............    4,364,366
   172,600      Getronics NV................      716,722
    75,975      Heineken NV.................    3,066,658
    68,300      ING Groep NV................    4,468,399
   172,319      Philips Electronics NV......    4,572,252
    89,900      Wolters Kluwer NV...........    2,418,897
                                              -----------
                                               24,686,500
                                              -----------

                Portugal--0.9%
   241,000      Portugal Telecom SA.........    1,682,900
       241      Portugal Telecom
                  SA-(Rights)...............       32,678
                                              -----------
                                                1,715,578
                                              -----------

                Singapore--2.8%
   309,850      Overseas Chinese Banking
                  Corp., Ltd................    2,023,719
   527,328      United Overseas Bank,
                  Ltd.......................    3,328,360
                                              -----------
                                                5,352,079
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       25

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              Spain--3.1%
 217,400      Endesa SA.....................  $  3,470,998
 204,954      Telefonica SA.................     2,528,897
                                              ------------
                                                 5,999,895
                                              ------------

              Sweden--3.0%
 157,100      Electrolux AB, Ser. B.........     2,174,519
 294,500      Investor AB...................     3,751,334
                                              ------------
                                                 5,925,853
                                              ------------

              Switzerland--2.8%
  87,540      ABB AG, Ser. A(a).............     1,325,404
  30,300      Roche Holdings AG.............     2,184,164
   5,620      Zurich Financial Services
                AG..........................     1,917,651
                                              ------------
                                                 5,427,219
                                              ------------

              United Kingdom--19.8%
 561,400      BP Amoco PLC..................     4,621,172
 488,328      British Aerospace PLC.........     2,341,660
 589,220      British Telecommunications
                PLC.........................     3,709,200
 396,412      Cadbury Schweppes PLC.........     2,676,890
 366,899      Diageo PLC....................     4,030,290
 110,200      GlaxoSmithKline PLC...........     3,103,893
 318,510      Great Universal Stores PLC....     2,729,473
 437,205      HSBC Holdings PLC.............     5,187,405
1,472,300     Invensys PLC..................     2,799,144
 295,000      National Grid Co., PLC........     2,176,950
 682,500      Tesco PLC.....................     2,465,388
1,248,500     Vodafone Group PLC............     2,769,263
                                              ------------
                                                38,610,728
                                              ------------
              Total long-term investments
                (cost $199,843,010).........   190,245,871
                                              ------------

 PRINCIPAL
 AMOUNT                                          VALUE
 (000)                 DESCRIPTION              (NOTE 1)
              SHORT-TERM INVESTMENTS--1.3%
              United States Treasury Bills,
$    230      3.39%, 9/20/01................  $    228,211
     225      3.395%, 9/20/01...............       223,261
     690      3.527%, 9/20/01...............       684,420
      15      3.33%, 8/16/01................        14,934
     145      3.435%, 8/16/01...............       144,321
      10      3.475%, 8/16/01...............         9,954
      45      3.4805%, 8/16/01..............        44,794
     330      3.492%, 8/16/01...............       328,494
      15      3.5005%, 8/16/01..............        14,931
      40      3.525%, 8/16/01...............        39,815
      70      3.535%, 8/16/01...............        69,672
     270      3.5375%, 8/16/01..............       268,700
     285      3.5575%, 8/16/01..............       283,670
     220      3.5625%, 8/16/01..............       218,970
                                              ------------
              Total short-term investments
                (cost $2,574,553)...........     2,574,147
                                              ------------
              Total Investments--99.2%
              (cost $202,417,563; Note 4)...   192,820,018
              Other assets in excess of
                liabilities--0.8%...........     1,603,907
                                              ------------
              Net Assets--100%..............  $194,423,925
                                              ------------
                                              ------------

------------------
(a) Non-income producing securities.
AB--Antiebolay (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakeyhrio (Finland Stock Company).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anoynme, (French
    Corporation).
SpA--Societa per Azione (Italian Corporation).
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       26

The industry classification of portfolio holdings and other assets (net) shown as a percentage of net assets as of June 30, 2001 was as follows:

Financial Services...............................   23.7%
Telecommunications...............................    8.8
Electronics......................................    8.3
Insurance........................................    5.1
Oil & Gas........................................    4.8
Food & Beverage..................................    4.7
Chemicals........................................    3.6
Pharmaceuticals..................................    3.3
Diversified Industries...........................    2.8
Medical Products & Services......................    2.4
Computers........................................    2.3
Waste Management.................................    2.2
Automobiles & Trucks.............................    2.2
Oil & Gas-Domestic...............................    2.1
Energy...........................................    1.8
Beverages........................................    1.6
Miscellaneous Services...........................    1.5
Cosmetics/Toiletries.............................    1.5
Retail...........................................    1.4
Electrical Equipment.............................    1.4
U.S. Government Securities.......................    1.3
Manufacturing....................................    1.3
Leasing..........................................    1.3
Publishing.......................................    1.2
Banking..........................................    1.2
Aerospace/Defense................................    1.2
Miscellaneous....................................    1.1
Consumer Durable Goods...........................    1.1
Manufacturing/Distributing.......................    1.0
Forest Products..................................    0.9
Engineering......................................    0.7
Auto - Cars & Trucks.............................    0.7
Railroads........................................    0.6
Tobacco..........................................    0.1
                                                   -----
                                                    99.2%
Other assets in excess of liabilities............    0.8
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       27

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

 PRINCIPAL                                       US$
  AMOUNT                                        VALUE
  (000)                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--89.8%

                Australia--1.6%
                Queensland Treasury Corp.,
 AUD   600      8.00%, 8/14/01............  $      307,101
                                            --------------

                Canada--3.7%
                Canadian Gov't. Bonds,
 CAD 1,100      5.50%, 6/1/10.............         704,896
                                            --------------

                Denmark--0.8%
                Danish Gov't. Bonds,
 DKK 1,300      6.00%, 11/15/09...........         154,695
                                            --------------

                Eurobonds--43.4%
                Austrian Gov't. Bonds,
 EUR 1,000      7.25%, 5/3/07.............         477,057
                Bayer Hypo - Vereins Bank,
       400      4.75%, 9/19/07............         331,522
                Belgium Gov't. Bonds,
       900      5.75%, 9/28/10............         781,467
                Depfa Pfandriefbank,
     1,700      5.00%, 2/3/05.............       1,450,749
                Dutch Gov't. Bonds,
       700      7.50%, 1/15/23............         720,756
                Finnish Gov't. Bonds,
       800      9.50%, 3/15/04............         762,027
                Genossch Hypothekenbank
                  AG,
       300      5.75%, 1/22/07............         262,116
                German Gov't. Bonds,
       600      6.50%, 7/15/03............         529,826
                Int'l. American Dev. Bank,
       900      5.50%, 3/30/10............         767,281
                Italian Gov't. Bonds,
       500      4.50%, 5/1/09.............         404,022
                Portuguese Gov't. Bonds,
       750      5.375%, 6/23/08...........         643,469
                Rheinische Hypothekenbank
                  AG,
       700      5.75%, 7/5/10.............         602,113
                Treuhandanstalt,
       500      6.875%, 6/11/03...........         443,852
                                            --------------
                                                 8,176,256
                                            --------------

 PRINCIPAL                                       US$
  AMOUNT                                        VALUE
  (000)                DESCRIPTION             (NOTE 1)

                Japan--29.9%
                Austrian, Gov't. Bonds,
 Y 120,000      4.50%, 9/28/05............  $    1,134,472
                Federal National Mortgage
                  Association,
   100,000      2.125%, 10/9/07...........         879,640
                Italian Gov't. Bonds,
    70,000      0.375%, 5/12/02...........         591,343
    88,000      1.80%, 2/23/10............         761,735
                Japanese Gov't. Bonds,
   104,000      1.90%, 6/21/10............         896,413
    27,000      2.20%, 6/22/20............         231,530
                KFW International Finance,
    55,000      1.00%, 12/20/04...........         453,151
                Kingdom of Spain,
    50,000      5.75%, 3/23/02............         417,368
    30,000      3.10%, 9/20/06............         274,597
                                            --------------
                                                 5,640,249
                                            --------------

                Sweden--0.8%
                Kingdom of Sweden,
 SEK 1,450      8.00%, 8/15/07............         151,895
                                            --------------

                United Kingdom--5.8%
                United Kingdom Treasury
                  Bonds,
 BP    400      6.50%, 12/7/03............         576,276
       100      5.00%, 3/7/12.............         137,661
       300      4.25%, 6/7/32.............         373,693
                                            --------------
                                                 1,087,630
                                            --------------

                United States--3.8%
                United States Treasury
                  Bonds,
US$    680      6.25%, 5/15/30............         720,263
                                            --------------
                Total long-term
                  investments
                  (cost US$18,942,390)....      16,942,986
                                            --------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       28

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

              SHORT-TERM INVESTMENTS--13.5%

              United States
US$2,396      State Street Bank & Trust Co.
                2.00%, dated 6/29/01, due
                7/02/01,
                in the amount of $2,396,399
                (cost $2,396.000;
                collateralized by $2,385,000
                U.S. Treasury Notes, 5.75%,
                11/30/02 approximate value
                of the collateral including
                interest is $2,448,410).....  $  2,396,000
     150      United States Treasury
                Bills,(b)
              3.61%(a), 9/6/01..............       149,008
                                              ------------
              Total short-term investments
                (cost US$2,545,006).........     2,545,008
                                              ------------

              OUTSTANDING OPTIONS PURCHASED--0.1%

              Call Option
Contracts
--------
      50      Eurodollar, June 2001
                (cost US$15,675)............        13,775
                                              ------------
              Total Investments--103.4%
              (cost US$21,503,071; Note
                4)..........................    19,501,769
              Liabilities in excess of other
                assets--(3.4%)..............      (648,448)
                                              ------------
              Net Assets--100%..............  $ 18,853,321
                                              ------------
                                              ------------

------------------
(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Security segregated as collateral for futures contracts.
AG--AktiengeseIIschaft. (German Company)
BP--Pound Sterling.
Y--Japanese Yen.
AUD--Australian Dollar.
CAD--Canadian Dollar.
DKK--Danish Krone.
EUR--Euro.
SEK--Swedish Krona.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       29

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--114.3%
                       CORPORATE BONDS--21.2%
                       Airlines--2.0%
                       Embarcadero Aircraft
                         Securitization Trust,
                         Class A-1,
Aa2        $    700    4.602%, 8/15/25.........  $    700,000
                       United Airlines, Inc.,
Baa2          1,000    10.85%, 2/19/15.........     1,117,180
                                                 ------------
                                                    1,817,180
                                                 ------------
                       Automobiles & Parts--1.4%
                       Federal-Mogul Corp.,
B3              850    7.75%, 7/1/06...........       136,000
                       TRW, Inc.,
Baa2            600    6.625%, 6/1/04..........       603,748
Baa2            500    8.75%, 5/15/06..........       534,505
                                                 ------------
                                                    1,274,253
                                                 ------------

                       Banking--1.9%
                       Capital One Bank,
Baa2          1,200 DD 5.05%, 7/28/03..........     1,181,208
                       MBNA Bank, N.A.,
Baa1            500 DD 4.293%, 12/10/02, MTN...       492,873
                                                 ------------
                                                    1,674,081
                                                 ------------
                       Financial Services--9.4%
                       Allete,
NR              700    5.678%, 10/20/03, MTN...       700,833
                       Bear, Stearns & Co.
                         Inc.,
A2              900 DD 4.655%, 5/24/04, MTN....       900,571
                       Conseco Finance
                         Securitization Corp.,
Aaa           1,000    8.85%, 12/1/31..........     1,105,647
                       Ford Motor Credit Co.,
A2            1,200    5.75%, 2/23/04..........     1,202,928
                       GATX Capital Corp.,
Baa2            300    5.313%, 8/1/02..........       300,360
                       General Motors
                         Acceptance Corp.,
A2              500    5.096%, 4/5/04..........       493,394
A2            1,300    5.096%, 4/5/04, MTN.....     1,281,068
                       Heller Financial, Inc.,
A3              800    4.60%, 4/28/03..........       800,672

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Lehman Brothers
                         Holdings, Inc.,
NR          $ 1,100    4.29%, 9/3/02...........  $  1,101,287
                       PP&L Capital Funding,
                         Inc.,
Baa2            500    7.75%, 4/15/05..........       513,095
                                                 ------------
                                                    8,399,855
                                                 ------------

                       Industrials--0.8%
                       Wachovia Corp.,
A2              700    4.864%, 5/2/05..........       699,195
                                                 ------------

                       Oil & Gas Equipment & Services--0.7%
                       R & B Falcon Corp.,
Baa3            600    6.50%, 4/15/03..........       611,532
                                                 ------------

                       Telecommunications--2.2%
                       France Telecom SA,
A3            1,000    5.149%, 3/14/03.........     1,012,129
                       Worldcom, Inc.,
A3            1,000    7.375%, 1/15/11.........     1,019,747
                                                 ------------
                                                    2,031,876
                                                 ------------

                       Utilities--2.5%
                       Commonwealth Edison Co.,
A3              500    7.375%, 9/15/02.........       514,350
                       TXU Electric Co.,
A3            1,000    Zero Coupon, 6/15/03....     1,000,000
A3              700    4.537%, 12/20/02........       700,341
                                                 ------------
                                                    2,214,691
                                                 ------------

                       Waste Management--0.3%
                       Waste Management, Inc.,
Ba1             300    6.125%, 7/15/01.........       300,015
                                                 ------------
                       Total corporate bonds...    19,022,678
                                                 ------------

                       U.S. Government Agency Mortgage
                         Backed Securities--50.6%
                       Federal Home Loan
                         Mortgage Corp.,
                222    4.253%, 9/15/26.........       220,979
                       5.50%, 4/1/29 -
                895      6/1/29................       838,753
              1,000    6.00%, 5/15/28..........       893,120
                       6.50%, 9/15/18 -
                434      12/15/21..............        40,685
                       7.50%, 9/1/16 -
              1,046      7/1/17................     1,073,533
              1,035    8.00%, 9/15/29..........     1,069,942
                304    8.40%, 1/1/24...........       308,833
                  8    9.25%, 1/1/10...........         8,624

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       30

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       U.S. Government Agency Mortgage
                         Backed Securities (cont'd.)
                       Federal National
                         Mortgage Assn.,
           $  1,806    5.00%, 4/1/14...........  $  1,739,741
              1,939    5.50%, 12/1/30..........     1,808,962
              1,600    6.00%, 12/15/05.........     1,631,744
              2,000    7.50%, 7/16/31..........     2,040,620
                774    7.794%, 1/1/20..........       773,959
                500    8.00%, 7/16/31..........       516,405
                       Government National
                         Mortgage Assn.,
              1,003    Zero Coupon, 11/20/29...     1,016,424
                       6.00%, 12/15/28 -
              4,430      5/15/29...............     4,287,552
              5,000    6.00%, 7/24/31..........     4,806,250
                       6.375%, 2/20/17 -
                944      2/20/26...............       957,653
              1,000    7.00%, 7/24/31..........     1,008,750
                212    7.375%, 6/20/23.........       214,708
                       7.50%, 2/15/27 -
              2,131      7/24/31...............     2,184,733
              1,032    7.625%, 10/20/26........     1,057,662
                428    7.625%, 10/20/27........       437,332
                       7.75%, 7/20/22 -
              1,030      7/20/27...............     1,055,585
              6,000    8.00%, 7/24/31..........     6,215,640
              3,500    8.00%, 7/24/31..........     3,615,938
              4,138    8.50%, 10/15/29 -
                         10/15/30..............     4,324,674
              1,258    8.50%, 8/20/30..........     1,311,378
                                                 ------------
                       Total U.S. Government
                         Agency Mortgage Backed
                         Securities............    45,460,179
                                                 ------------

                       Asset Backed Securities--2.4%
                       ASBC,
Aaa             259    4.344%, 8/30/31.........       259,612
                       Bayview Financial
                         Acquisition Trust,
                         Series 2000-D, Class
                         A,
Aaa             700    4.689%, 11/25/30........       703,062
                       Green Tree Financial
                         Corporation, 1999-5,
                         Class A1,
AAAPoundPound      546 6.27%, 4/1/31...........       547,175
                       Novastar Mortgage
                         Funding Trust,
Aaa             635 DD 4.155%, 1/25/31.........       635,544
                                                 ------------
                       Total asset backed
                         securities............     2,145,393
                                                 ------------

                       Foreign Corporate Bonds--0.6%
                       Hellenic Finance, SCA,
Aa2             700    2.00%, 7/15/03..........       591,827
                                                 ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Collateralized Mortgage
                         Obligations--11.6%
                       Allied Capital
                         Commercial Mortgage
                         Trust, Series 1998-1,
                         Class A,
AAAPoundPound  $   138 6.31%, 9/25/03..........  $    139,292
                       American Housing Trust
                         1, Senior
                         Mortgage Pass Through
                         Certificate, Series
                         1-5, Class A,
Aaa              10    8.625%, 8/25/18.........        10,087
                       Bear Stearns Arm Trust,
                         Class II,
Aaa             537    7.491%, 12/25/30........       550,649
                       Champion Home Loan
                         Equity, Series 1995-3,
                         Class A2,
Aaa             277DD  8.671%, 2/25/28.........       282,921
                       County Wide Home Loans
                         Inc., 2000-2 Class A2,
AAAPoundPound      233 7.75%, 4/25/30..........       237,320
                       G-Wing Limited, Series
                         2001, Class A,
Aa1             452DD  5.526%, 11/6/03.........       450,859
                       GMAC Commercial Mortgage
                         Insurance, Security,
                         Inc.,
Aa2             677    6.806%, 4/15/08.........       679,622
                       GMAC Mortgage Insurance,
                         Series 1999, Class A,
Aaa             936    5.163%, 9/20/04.........       935,712
                       J.P. Morgan Commercial
                         Mortgage Finance
                         Corp., Series 2000
                         Class A,
Aaa             440    4.26%, 4/15/10..........       440,591
                       Resecuritization
                         Mortgage Trust, Series
                         2000-A,
AAAPoundPound      399 6.50%, 4/19/29..........       406,310
                       Residential Asset
                         Securitiziation Trust,
AAAPoundPound      982 6.50%, 9/25/14..........       985,021
                       Salomon Brothers
                         Mortgage Securities,
                         Inc., Series 2000,
                         Class A,
Aaa             405    7.599%, 12/25/30........       408,814
                       Structured Asset
                         Securities Corp.,
                         Series 2000-5,
                         Class 2A1,
AAAPoundPound      531 4.689%, 11/25/30........       530,030
                       Vendee Mortgage Trust,
                         Series 1988-1, Class
                         2E,
Aaa           1,000    7.00%, 9/15/27..........       961,870

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       31

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Collateralized Mortgage Obligations
                         (cont'd.)
                       Vendee Mortgage Trust,
                         Series 1994-3, Class
                         I,
Aaa        $  3,098    6.50%, 9/15/24..........  $  2,970,713
                       Washington Mutual
                         Mortgage Loan, Trust
                         2001, Class A,
Aaa             450    7.176%, 1/25/41.........       451,682
                                                 ------------
                       Total collateralized
                         mortgage
                         obligations...........    10,441,493
                                                 ------------
                       Municipals--1.1%
                       Arlington Texas
                         Independent School
                         District, Refunding,
Aaa             500    5.00%, 2/15/24..........       477,175
                       Cook Cnty. Illinois,
                         G.O., Series A,
Aaa             500    5.125%, 11/15/26........       483,105
                                                 ------------
                       Total municipals........       960,280
                                                 ------------
                       U.S. Government Securities--12.6%
                       U.S. Treasury Notes,
              7,144    3.375%, 1/15/07.........     7,231,085
                876    3.625%, 1/15/08.........       895,465
              1,822 D  3.625%, 7/15/02.........     1,856,192
                216    3.875%, 1/15/09.........       222,750
                       United States Treasury
                         Bond,
                       Zero Coupon, 2/15/19,
              3,200      (strip)...............     1,106,144
                                                 ------------
                       Total U.S. Government
                         Securities............    11,311,636
                                                 ------------

                       Foreign Government Securities--14.2%
                       Federal Republic of
                         Brazil,
B2              560    5.438%, 4/15/06.........       498,324
                       Federal Republic of
                         Germany,
Aaa           1,500    4.125%, 7/4/08..........     1,214,836
Aaa           4,800    5.25%, 1/4/08...........     4,155,777
Aaa           1,900    6.00%, 7/4/07...........     1,712,055
Aaa              50    6.25%, 1/4/24...........        44,888
Aaa             170    6.50%, 7/4/27...........       158,481
                       United Kingdom
                         Treasury Notes,
Aaa           3,000    6.50%, 12/7/03..........     4,338,030
                       United Mexican States,
Baa3            600    8.554%, 4/7/04..........       616,500
                                                 ------------
                       Total foreign government
                         bonds.................    12,738,891
                                                 ------------
                       Total long-term
                         investments
                         (cost $103,863,365)...   102,672,377
                                                 ------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       SHORT-TERM INVESTMENTS--22.3%

                       Airlines--1.4%
                       AMR Corp., MTN
Baa3        $   500    9.125%, 10/24/01........  $    507,015
Baa3            700    8.47%, 2/20/02..........       716,793
                                                 ------------
                                                    1,223,808
                                                 ------------

                       Automobiles & Parts--0.9%
                       Daimler Chrysler N.A.
                         Holdings,
A3              800    7.125%, 3/1/02..........       809,224
                                                 ------------

                       Banking--0.6%
                       GS Escrow Corp.,
Ba1             400    6.75%, 8/1/01...........       399,791
                       MBNA Bank, N.A.,
Baa1            100    4.499%, 8/7/01..........        99,982
                                                 ------------
                                                      499,773
                                                 ------------

                       Financial Services--5.3%
                       Abbey National North
                         America Corp.,
P-1             800    3.69%, 8/1/01...........       797,458
                       General Electric Capital
                         Corp.,
AAAPoundPound    1,400 3.60%, 9/5/01...........     1,390,760
                       Morgan Stanley,
Aa3           1,400    4.465%, 1/28/02.........     1,401,768
                       PS Colorado Credit
                         Corp.,
Baa1            500    4.68%, 5/30/02..........       500,259
                       Public Service
                         Enterprise Group,
                         Inc.,
Baa2            700    4.915%, 5/21/02.........       700,760
                                                 ------------
                                                    4,791,005
                                                 ------------

                       Utilities--1.4%
                       Edison International,
Baa3            700    6.564%, 11/1/01.........       670,250
                       Nevada Power Co.,
Baa2            300    4.62%, 8/20/01..........       299,656
                       Potomac Edison Co.,
Baa1            300    5.114%, 5/1/02..........       300,247
                                                 ------------
                                                    1,270,153
                                                 ------------
                       Total corporate bonds...     8,593,963
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       32

         PRINCIPAL
          AMOUNT                                 VALUE
           (000)           DESCRIPTION          (NOTE 1)
                     U.S. Government Agency Mortgage
                       Backed Securities--10.4%
                     Federal National
                       Mortgage Assn.,
          $ 9,400    3.52%, 11/8/01.........  $  9,280,511
              100    3.63%, 12/20/01........        98,266
                                              ------------
                     Total U.S. Government
                       Agency Mortgage
                       Backed Securities....     9,378,778
                                              ------------
                     Repurchase Agreement--1.2%
                     State Street Bank &
                       Trust Co., 2.00%,
                       dated 6/29/01 due
                       7/2/01 in the amount
                       of $1,067,178 (cost
                       $1,067,000,
                       collateralized by
                       $1,040,000 U.S.
                       Treasury Notes,
                       5.625%, 12/31/01;
                       value of collateral
                       including accrued
                       interest is
            1,067      $1,090,700)..........     1,067,000
                                              ------------

                     OPTIONS PURCHASED*--1.1%

         Contracts
         ---------

                     Call Options
                     United States Treasury
                       Notes,
                     expiring 8/1/01
            9,600      @$98.83..............       888,672
                     United States Treasury
                       Note 10yr Futures,
                     expiring 8/25/01
                9      @$96.00..............        63,281
                                              ------------
                                                   951,953
                                              ------------

                     Put Options
                     Eurodollar Futures,
                     expiring 9/14/01
               50      @$93.25..............           300
                     expiring 12/17/01
               20      @$94.00..............           250
                     expiring 12/17/01
               12      @$93.75..............           150
                     expiring 12/17/01
               48      @$93.50..............         1,200
                     expiring 12/17/01
               20      @$92.50..............           250
                                              ------------
                                                     2,150
                                              ------------
                     Total options purchased
                       (cost $989,323)......       954,103
                                              ------------
                     Total short-term
                       investments
                       (cost $20,038,910)...    19,993,844
                                              ------------
                     Total Investments
                       Before Options
                       Written--136.6%
                       (cost $122,902,275;
                       Note 4)..............   122,666,221
                                              ------------

                                                 VALUE
         CONTRACTS         DESCRIPTION          (NOTE 1)

                     OUTSTANDING OPTIONS WRITTEN*

                     Call Options
                     United States Treasury
                       Note 10yr Futures,
                     expiring 8/25/01
               38      @$106.00.............  $     (8,313)
                     expiring 8/25/01
                8      @$109.00.............          (250)
                                              ------------
                                                    (8,563)
                                              ------------

                     Put Options
                     Eurodollar Futures,
                     expiring 12/17/01
               67      @$95.25..............        (8,450)
                     expiring 12/17/01
               10      @$95.50..............          (500)
                     expiring 12/17/01
               26      @$95.50..............        (6,175)
                     United States Treasury
                       Note 10yr Futures,
                     expiring 8/25/01
               38      @$102.00.............       (24,344)
                                              ------------
                                                   (39,469)
                                              ------------
                     Total outstanding
                       options written
                       (premiums received
                       $80,795).............       (48,032)
                                              ------------
                     Total Investments, Net
                       of Outstanding
                       Options
                       Written--136.6%......   122,618,189
                     Liabilities in excess
                       of other
                       assets--(36.6%)......   (32,835,954)
                                              ------------
                     Net Assets--100%.......  $ 89,782,235
                                              ------------
                                              ------------

---------------
          * Non-income producing securities.
          D Pledged as initial margin on financial futures
            contracts.
         DD Rate shown reflects current rate on variable rate
            instrument.
 PoundPound Standard & Poor's Rating.
GO--General Obligations.
MTN--Medium Term Notes.
SA--Societe Anonyme (French Corporation).
SCA--Societe Capital Anonyme (French Corporation).
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       33

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       LONG-TERM INVESTMENTS--136.7%

                       Corporate Bonds--49.2%

                       Aerospace/Defense--0.9%
                         Ratheon Co.,
Baa3    $     1,500    6.45%, 8/15/02....... $    1,509,405
                                             --------------

                       Airlines--1.0%
                         United Airlines, Inc.,
Baa2          1,500    10.85%, 2/19/15......      1,675,770
                                             --------------

                       Banking--1.4%
                       Export - Import Bank
                         Korea,
Baa2            300    6.50%, 11/15/06......        302,730
                       MBNA America Bank,
Baa1          2,000DD  4.29313%, 12/10/02...      1,971,490
                                             --------------
                                                  2,274,220
                                             --------------

                       Cable--2.0%
                       Clear Channel
                         Communications
Baa3          3,000    4.44%, 6/15/02.......      3,007,014
                       Cox Communications,
                         Inc.,
                       Zero Coupon,
Baa2            300      8/1/03.............        302,667
                                             --------------
                                                  3,309,681
                                             --------------

                       Commercial Services--0.5%
                       Cox Enterprises Inc.,
Baa1            800    5.21375%, 5/1/33.....        800,410
                                             --------------

                       Electrical Equipment--2.9%
                       Detroit Edison,
NR            3,000    5.40875%, 7/15/28....      3,000,000
                       Dominion Resources
                         Incorporated
                         Virginia
Baa1          1,500    7.60%, 7/15/03.......      1,563,252
                                             --------------
                                                  4,563,252
                                             --------------
                       Financial Services--19.9%
                       Associates Corp. of
                         N.A.,
Aa3           2,200    4.54875%, 5/8/03.....      2,200,836
                       Bayview Financial
                         Mortgage Loan Trust
Aaa             772    4.46875%, 3/25/30....        773,899
Aaa             992    4.47875%, 7/25/30....        992,333

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Bayview Financial
                         Revolving
                         Asset Trust
Aaa        $   1,400   4.46875%, 11/25/30.....  $    1,406,125
                       Bear Stearns Asset
                         Backed Securities
                         Trust
A2             1,500   4.41%, 10/25/34........       1,500,000
                       Bear Stearns Co., Inc.,
                         Medium Term Note
A2             1,500   4.655%, 5/24/04........       1,500,952
                       Bears Stearns Co.,
                         Inc.,
A2             1,200   4.56%, 11/30/04........       1,201,910
                       Capital One Bank,
Baa2           2,300   4.68875%, 6/23/03......       2,288,560
                       Chase Manhattan Corp.,
A1               500   7.625%, 1/15/03........         520,650
                       Chase Mortgage Finance
                         Corporation
Aaa              186   6.50%, 6/25/28.........         188,117
                       CIT Group Inc.,
A2             2,200   4.06%, 9/13/02.........       2,200,915
                       Ford Motor Credit Com.,
A2             2,300   5.3525%, 6/30/05.......       2,277,432
                       Ford Motor Credit, MTN
A2             1,100   4.2775%, 6/23/03.......       1,100,000
A2             2,600   7.60%, 8/1/05..........       2,714,483
                       General Motors
                         Acceptance Corp.,
A2             2,100   5.09625%, 4/5/04.......       2,072,253
A2               700   5.5475%, 1/20/04.......         703,662
A2             1,200   7.625%, 6/15/04........       1,261,584
                       Heller Financial Inc.,
A3             1,300   4.60%, 4/28/03.........       1,301,092
                       Household Finance
                         Corp.,
A2             3,300   4.67375%, 8/6/02.......       3,302,706
                       Lehman Brothers
                         Holdings, PLC
NR             1,500   4.29%, 9/3/02..........       1,501,755
                       Morgan Stanley Dean
                         Witter,
Aa3            2,300   4.67375%, 8/7/03.......       2,302,369
                       Qwest Capital Funding
                         Inc.
Baa1           1,000   5.25375%, 7/8/02.......       1,001,322
                                                --------------
                                                    34,312,955
                                                --------------

                       Health Care Services--0.8%
                       Columbia / HCA
                         Healthcare Corp.,
Ba1              300   6.91%, 6/15/05.........         292,500

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       34

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Health Care Services (cont'd.)
                       HCA Healthcare Co.,
Ba1     $     1,000    5.35125%, 9/19/02.... $    1,000,030
                                             --------------
                                                  1,292,530
                                             --------------

                       Industrial--0.2%
                       Golden State
                         Holdings,
Ba1             400    5.31375%, 8/1/03.....        391,349
                                             --------------

                       Oil & Gas--2.1%
                       Coastal Corp.,
Baa2          1,000    4.45%, 3/1/02........        999,981
                       Duke Energy Field
                         Services LLC,
Baa2          2,400    7.50%, 8/16/05.......      2,489,976
                                             --------------
                                                  3,489,957
                                             --------------

                       Petroleum Services--1.0%
                       Occidental Petroleum
                         Corp.,
Baa3          1,600    6.40%, 4/1/03........      1,622,704
                                             --------------
                       Technology--0.1%
                       International Game
                         Technology,
Ba1             200    7.875%, 5/15/04......        202,000
                                             --------------

                       Telecommunications--2.3%
                       British Telecom PLC
Baa1          1,500    5.185%, 12/15/03.....      1,518,527
                       Deutsche Telekom
                         International
                         Finance,
A3            2,300    7.75%, 6/15/05.......      2,402,948
                                             --------------
                                                  3,921,475
                                             --------------

                       Telephones--0.6%
                       Worldcom Inc.,
                         Georgia New
A3            1,000    7.375%, 1/15/11......      1,019,747
                                             --------------

                       Utilities--1.2%
                       Texas Utilities Co.,
Baa3          2,000    6.50%, 8/16/02.......      2,031,126
                                             --------------
           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Foreign Government Bonds--10.7%
                       Arab Rep Egypt
Baa1       $   1,750   7.625%, 7/11/06........  $    1,743,543
                       Bundesreppublic
                         Deutschland
Aaa            6,730   5.25%, 1/4/11..........       5,780,369
Aaa              200   6.50%, 7/4/27..........         186,448
                       Federal Republic of
                         Germany,
Aaa               90   6.25%, 1/4/30..........          81,854
                       German Government
                         Bonds,
Aaa            2,200   4.50%, 7/4/09..........       1,802,618
Aaa            6,610   5.25%, 7/4/10..........       5,699,650
Aaa            1,500   5.375%, 1/4/10.........       1,308,702
Aaa               90   6.25%, 1/4/24..........          80,799
                       Hellenic Finance
                         S.C.A.,
               1,200   2.00%, 7/15/03.........       1,014,561
                       Petroleos Mexicanos,
Baa3           1,000   7.43044%, 7/15/05......       1,003,750
                                                --------------
                       United Mexican States,
Baa3           1,200   8.55375%, 4/7/04.......       1,233,000
                                                --------------
                                                    19,935,294
                                                --------------
                       Total corporate bonds
                         (cost $85,191,808)...      82,351,875
                                                --------------

                       U.S. Government Agency Mortgage Backed
                         Securities--66.2%
                       Federal Credit Bank
                         Bonds
               2,300   5.45%, 1/19/05.........       2,306,118
                       Federal Home Loan
                         Mortgage Corp.,
               4,400   5.50%, 12/15/30........       4,104,375
                 120   6.00%, 4/1/24..........         114,740
                       6.50%, 9/15/18 -
                 720     12/15/21.............          67,732
                  41   9.25%, 1/1/10..........          43,552
                       Federal National
                         Mortgage Assn.,
              19,500   6.00%, 12/25/08........      18,713,955

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       35

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       U.S. Government Agency Mortgage
                         Backed Securities (cont'd.)
        $     1,289    6.50%, 9/1/05........ $    1,310,106
                101    6.764%, 12/1/30......        101,934
                 45    7.00%, 8/1/04........         45,413
                502    7.50%, 8/1/24........        514,236
                581    7.879%, 7/1/25.......        583,574
                       Government National
                         Mortgage
                         Association
              1,734    4.57%, 2/16/30.......      1,737,065
                       6.00%, 1/15/29 -
              4,159      7/15/29............      4,024,643
                       6.375%,1/20/24 -
              1,637      2/20/26............      1,660,255
                       7.375%, 5/20/23 -
              3,203      6/20/27............      3,250,524
             61,000    7.50%, 12/15/30......     62,543,910
                       7.625%, 10/20/24 -
              1,020      12/20/26...........      1,044,691
              1,945    7.75%, 8/20/26.......      1,987,345
                       8.00%, 12/15/30 -
              5,000      12/20/30...........      5,171,255
              1,341    8.50%, 3/20/25.......      1,404,735
                                             --------------
                       Total U.S. Gov't
                         Agency
                         Mortgage Backed
                         Securities
                         (cost
                         $111,022,558)......    110,730,158
                                             --------------
                       Collateralized Mortgage
                         Obligations--14.7%
                       Champion Home Loan
                         Equity,
NR              416    8.67286%, 2/25/28....        424,380
                       Conseco Finance
                         Securitizations,
Aaa           2,400    7.47%, 5/1/32........      2,479,487
                       Countrywide Mortgage
                         Backed Securities,
                         Inc.,
Aaa           1,376    6.75%, 5/25/24.......      1,403,075
                       EQCC Home Equity Loan
                         Trust,
Aaa           3,000    5.765%, 3/20/29......      3,013,110
AAAPoundPound          92 5.7703%, 5/20/10.....      92,315
                       G-Wing Limited
BBBPoundPound 1,500       6.77625%, 5/6/04.....   1,500,000

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Metropolitan Asset
                         Funding, Inc.
Baa1       $     728   4.54875%, 4/25/29......  $      723,201
                       Norwest Asset
                         Securities Corp.,
AAAPoundPound     1,500 6.50%, 1/25/29.........      1,476,547
                       PNC Mortgage Securities
                         Corp.
AAAPoundPound     1,462 7.75%, 7/25/30.........      1,489,018
                       Premium Asset Trust,
Aa3            1,500   4.38125%, 11/27/04.....       1,502,261
                       Residential Asset
                         Securities Corp.,
Aaa              180   4.38875%, 10/25/27.....         179,861
                       Residential Funding
                         Mortgage Securities
                         Inc.,
AAAPoundPound     1,500 7.50%, 11/25/29........      1,536,188
AAAPoundPound     2,285 7.75%, 11/25/26........      2,374,234
                       Superannuation Members
                         Home Loans Global
                         Fund,
AAAPoundPound     1,500 4.145%, 6/15/26........      1,500,000
                       Southern Pacific
                         Secured
                         Assets Corp.,
Aaa              777   4.25875%, 7/25/29......         775,170
                       United Mortgage
                         Securities Corp.,
Aaa            2,258   7.39203%, 6/25/32......       2,300,695
                       Wells Fargo Mortgage
                         Backed Securities
                         2000
AAAPoundPound       733 7.75%, 8/25/30.........        743,787
                       WFS Financial Owner
                         Trust,
Aaa              984   6.92%, 1/20/04.........       1,000,865
                                                --------------
                       Total collateralized
                         mortgage obligations
                         (cost $24,202,479)...      24,514,194
                                                --------------

                       Municipal Bonds--0.5%
                       Honolulu Hawaii City &
                         Cnty.,
                       4.75%, 7/1/28
Aaa            1,000     (cost $826,902)......         910,840
                                                --------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       36

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       U.S. Government Securities--6.2%
                       U. S. Treasury Notes,
                       3.625%, 7/15/02 -
        $     3,300D     1/15/08............ $    3,367,570
                       United States
                         Treasury Bonds,
              2,624    3.625%, 4/15/28......      2,686,582
                       United States
                         Treasury Notes,
              2,567    3.375%, 1/15/07......      2,598,671
              1,618    3.875%, 1/15/09......      1,670,627
                                             --------------
                       Total U.S. government
                         securities
                         (cost
                         $9,970,342)........     10,323,450
                                             --------------
                       Total long-term
                         investments
                         (cost
                         $231,214,089)......    228,830,517
                                             --------------

                       SHORT-TERM INVESTMENTS--26.3%

                       Corporate Bonds--21.9%

                       Commercial Services--0.5%
                       Public Service
                         Enterprise Group
                         Inc.,
Baa2          2,500    4.915%, 5/21/02......      2,502,713
                       Southern California
                         Edison Co.,
Baa3            300    6.51375%, 5/1/02.....        223,500
                                             --------------
                                                  2,726,213
                                             --------------

                       Auto & Truck--1.4%
                       Daimlerchrysler N.A.
                         Holdings,
A3            2,300    6.67%, 9/25/01.......      2,313,179
                                             --------------
                       Banking--5.3%
                       Abbey National North
                         America Corp.,
Aa2             400    3.93%, 9/19/01.......        396,377
Aa2             800    3.94%, 9/19/01.......        792,796
                       Korea Development
                         Bank,
Ba2           2,000    7.125%, 9/17/01......      2,008,940

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)

                       Swedbank
Aa2        $   5,800   3.55%, 10/24/01........  $    5,732,650
                                                --------------
                                                     8,930,763
                                                --------------

                       Financial Services--6.4%
                       Enron Corp.,
Baa1           1,400   4.36813%, 9/10/01......       1,400,550
                       General Electric
                         Capital Corp.,
Aaa              500   3.08%, 10/12/01........         494,860
                       General Motors
                         Acceptance Corp.,
A2               650   9.625%, 12/15/01.......         664,879
                       KFW International
                         Finance Inc.,
                 200   3.82%, 9/12/01.........         198,394
                       Qwest Capital Funding
                         Inc.,
Baa1           2,300   6.875%, 8/15/01........       2,304,830
                       Time Warner, Inc.
Baa1           3,000   6.10%, 12/30/01........       3,024,000
                       Transamerica Finance
                         Corp.,
A3             2,000   4.14875%, 12/14/01.....       1,999,752
                       UBS Finance Inc.,
Aa2              700   4.19%, 8/16/01.........         696,130
                                                --------------
                                                    10,783,395
                                                --------------

                       Industrial--1.1%
                       Golden State Holdings,
Ba1            1,800   6.75%, 8/1/01..........       1,799,060
                                                --------------

                       Oil & Gas-Production/Pipeline--0.7%
                       Williams Cos Inc.,
BBB-PoundPound 1,200   4.57%, 11/15/01........       1,200,698
                                                --------------

                       Telecommunications--1.5%
                       Sprint Capital Corp.,
                         Med Term Notes
Baa1           1,500   4.36%, 11/15/01........       1,501,344
                       Vodafone Airtouch PLC,
A2             1,000   3.9575%, 12/19/01......       1,001,131
                                                --------------
                                                     2,502,475
                                                --------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       37

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

           PRINCIPAL
 MOODY'S    AMOUNT                                  VALUE
 RATING      (000)           DESCRIPTION           (NOTE 1)
                       Utilities--2.9%
                       Pacific Gas &
                         Electric Co.,
                       Zero Coupon,
Baa3    $     2,500      10/31/01........... $    1,837,500
                       Texas Utilities Co.,
Baa3          3,000DD  5.94%, 10/15/01......      3,011,520
                                             --------------
                                                  4,849,020
                                             --------------

                       Utilities-Electric & Gas--0.9%
                       Central Power & Light
                         Co.,
Baa1          1,500    4.67625%, 11/23/01...      1,501,124
                                             --------------
                       Total corporate bonds
                         (cost
                         $34,479,570).......     36,605,927
                                             --------------

                       U.S. Government Securities--1.5%
                       Federal Home Loan
                         Bank
Aaa             400    3.94%, 8/3/01........        398,485
                       Federal National
                         Mortgage
                         Association
                         Discount Notes
Aaa           1,800    4.005%, 11/1/01......      1,774,831
                       United States
                         Treasury Bills
Aaa             300D   3.495%, 10/18/01.....        296,689
Aaa              50D   3.56%, 10/18/01......         49,457
                                             --------------
                       Total U.S. Gov't
                         Securities
                         (cost
                         $2,519,711)........      2,519,462
                                             --------------
                       Repurchase Agreement--2.1%
                       State Street Bank &
                         Trust Co., 2.00%,
                         dated 6/29/01 due
                         7/2/01 in the
                         amount of
                         $3,487,581 (cost
                         $3,487,000,
                         collateralized by
                         U.S. Treasury
                         Notes, 12.00%,
                         8/15/13 value of
                         collateral
                         including accrued
                         interest is
              3,487      $3,670,970)........      3,487,000
                                             --------------

                                                 VALUE
         CONTRACTS         DESCRIPTION          (NOTE 1)

                     Outstanding Call Options
                       Purchased--0.8%
                     United States Treasury
                       Notes Futures,
                     Expiring 8/01/01
           14,000      $93.83...............  $  1,295,980
                                              ------------

                     Outstanding Put Options Purchased
                     Germany Federal
                       Republic Bond 5 Yr
                       Futures,
                     Expiring 9/01/01
              423      $93.00...............         3,169
                     Eurodollar Futures
                     Expiring 9/01/01
              845      $95.25...............         2,113
                     Eurodollar Midcurve 1
                       Yr Futures,
                     Expiring 12/01/01
              423      $92.50...............         2,112
                                              ------------
                     Total outstanding put
                       options purchased....         7,394
                                              ------------
                     Total options purchased
                       (cost $1,217,440)....     1,303,374
                                              ------------
                     Total short-term
                       investments
                       (cost $41,703,721)...    43,915,763
                                              ------------
                     Total
                       Investments--163.0%
                       (cost $272,917,810;
                       Note 4)..............   272,746,280
                     Liabilities in excess
                       of other
                       assets--(63.0%)......  (105,391,165)
                                              ------------
                     Net Assets--100%.......  $167,355,115
                                              ------------
                                              ------------

---------------
 D--All or partial principal pledged as initial margin on financial futures contracts.
DD--Rate shown reflects current rate on variable rate instrument.
PoundPound--Standard & Poor's Rating.
LLC--Limited Liability Company.
MTN--Medium Term Notes.
NR--Not Rated by Moody's or Standard & Poors.
PLC--Public Limited Company (British Corporation).
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       38

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--98.5%

                Collateralized Mortgage Obligation--24.7%
                Bear Stearns Commercial
                  Mortgage
                  Securities Corp.,
$      750      7.32%, 10/15/32...........  $      781,977
                Chase Commercial Mortgage
                  Securities Corp.,
     1,000      7.37%, 2/19/07............       1,046,539
                Federal Home Loan Mortgage
                  Corp.,
       136      5.50%, 8/15/21, PAC.......         132,677
        62      5.95%, 6/15/19, PAC.......          62,284
     2,606      6.00%, 5/15/08 - 5/15/23,
                  PAC.....................       2,572,871
     1,060      6.50%, 11/15/22, PAC......       1,050,725
       359      7.00%, 3/15/23, PAC.......         359,782
       965      7.50%, 6/15/22, PAC I/O...          45,507
     1,415      8.00%, 12/15/06 - 7/15/21,
                  PAC AD..................       1,477,451
        60      9.00%, 10/15/20...........          62,289
                Federal National Mortgage
                  Assn.,
       740      5.00%, 3/25/21, PAC.......         716,420
       404      5.946%, 1/25/09, FLT......         404,517
     1,814      6.00%, 4/25/08 - 10/25/22,
                  PAC TAC.................       1,794,137
       800      6.25%, 1/25/09, PAC.......         814,248
       599      6.50%, 12/25/19 -
                  12/25/23, PAC...........         576,495
       183      7.00%, 9/25/20, PAC.......         185,514
       611      7.385%, 3/25/21...........         637,409
       867      7.50%, 5/25/07 -
                  7/25/22.................         890,745
       627      8.00%, 8/25/06 - 5/25/24,
                  PAC.....................         661,946
       398      8.50%, 7/25/18 - 6/25/21,
                  PAC.....................         417,154
                First Boston Mortgage
                  Securities,
       413      Zero Coupon, 4/25/17,
                  P/O.....................         352,757
        35      7.15%, 8/20/06............          36,339
       413      8.985%, 4/25/17, I/O......          80,996
                First Union-Lehman
                  Brothers
                  Commerical Mortgage,
     1,000      6.60%, 11/18/29...........       1,021,183

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
               Morgan Stanley Dean Witter &
                 Co.
                 Commercial Mortgage
$     750      7.20%, 9/15/10...............  $   776,729
               Salomon Brothers Mortgage Securities,
      167      6.00%, 12/26/11..............      164,967
                                              -----------
               Total collateralized mortgage
                 obligation
                 (cost $16,606,213).........   17,123,658
                                              -----------

               U.S. Government Agency Mortgage
                 Pass-Through Obligations--73.8%
               Federal Home Loan Mortgage
                 Corp.,
    1,154      6.00%, 5/01/11 - 3/01/30.....    1,116,291
      646      6.50%, 2/01/04 - 12/01/14....      651,622
      434      7.00%, 5/01/30...............      437,036
        2      7.25%, 7/01/06...............        2,426
       52      7.50%, 3/01/08...............       54,023
       25      8.25%, 12/01/05 - 5/01/08....       26,361
      123      8.50%, 6/01/03 - 7/01/21.....      130,670
       89      8.75%, 12/01/08..............       94,194
      454      9.00%, 1/01/02 - 3/01/11.....      478,070
       12      10.00%, 1/01/04..............       12,101
       46      10.50%, 11/01/19.............       51,677
       34      11.50%, 3/01/16..............       38,213
       10      12.75%, 11/01/13.............       11,164
       21      13.25%, 5/01/13..............       24,084
        4      14.00%, 6/01/11..............        5,012
               Federal National Mortgage
                 Assn.,
      938      5.50%, 2/01/29 - 6/01/29.....      872,743
    4,393      6.00%, 8/01/11 - 7/01/31.....    4,243,878
       87      6.18%, 7/01/08...............       87,186
       77      6.30%, 1/01/08...............       77,734
       71      6.34%, 1/01/08...............       71,617
       77      6.43%, 1/01/08...............       78,209
      486      6.447%, 1/01/08..............      494,153
      315      6.527%, 5/25/30..............      312,291
      653      6.55%, 9/01/07...............      667,208
       53      6.812%, 10/01/07.............       54,408
      557      6.98%, 6/01/07...............      579,422
    3,723      7.00%, 8/01/25 - 4/01/30.....    3,745,522
      279      7.033%, 6/01/07..............      290,849
      600      7.04%, 3/01/07...............      625,536
       62      7.28%, 10/01/06..............       65,524

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       39

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments June
               30, 2001 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                U.S. Government Agency Mortgage
                  Pass-Through Obligations (cont'd.)
$    5,102      7.50%, 2/01/20 -
                  4/01/31.................  $    5,207,947
        47      7.75%, 10/01/19...........          48,952
       574      8.00%, 3/01/07 -
                  12/01/22................         597,340
       481      8.50%, 1/01/07............         506,391
       120      9.75%, 8/01/10 -
                  11/01/16................         130,293
                Government National
                  Mortgage Assn.,
        59      6.00%, 4/15/31............          56,800
       723      6.50%, 5/15/23 -
                  4/15/26.................         717,971
     6,468      7.00%, 11/15/24 -
                  7/01/31.................       6,557,945
    14,297      7.50%, 3/15/07 -
                  9/15/28.................      14,711,335
     4,810      8.00%, 1/15/08 -
                  11/15/30................       4,995,587
       570      8.25%, 6/20/17 -
                  7/20/17.................         593,543
       162      8.50%, 3/15/05 -
                  4/20/17.................         169,327
       848      9.00%, 10/20/01 -
                  1/15/20.................         909,462
       459      9.50%, 9/15/02 -
                  1/15/21.................         502,245
        40      13.50%, 6/15/10 -
                  5/15/11.................          45,599
        64      14.00%, 6/15/11 -
                  4/15/12.................          76,088
        25      16.00%, 4/15/12 -
                  5/15/12.................          29,699
                                            --------------
                Total U.S. government agency mortgage
                  pass-through obligations
                (cost $50,575,476)........      51,255,748
                                            --------------
                Total long term investments
                (cost $67,181,689)........      68,379,406
                                            --------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
               SHORT-TERM INVESTMENTS--5.40%

               Repurchase Agreement
$   3,755      UBS Warburg, 3.94% dated
                 6/29/01 due 7/02/01 in the
                 amount of $3,756,233 (cost
                 $3,755,000;
                 collateralized by
                 $3,437,000 U.S. Treasury
                 Notes, 11.625%, 11/15/02;
                 value of collateral
                 including accrued interest-
                 $3,827,668)................  $ 3,755,000
                                              -----------
               Total Investments--103.9%
               (cost $70,936,689; Note 4)...   72,134,406
               Liabilities in excess of
                 other assets--(3.90%)......   (2,740,340)
                                              -----------
               Net Assets--100%.............  $69,394,066
                                              -----------
                                              -----------

---------------
AD--Accretion Directed.
FLT--Floater
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
TAC--Target Amortization Class.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       40

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments June
               30, 2001 (Unaudited)

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
              Federal Home Loan Bank--9.2%
$ 10,000      3.85%(a), 7/13/01.............  $  9,987,166
                                              ------------

              Federal Home Loan Mortgage
                Corporation--38.4%
  10,000      3.73%(a), 7/10/01.............     9,990,675
  10,000      3.93%(a), 7/17/01.............     9,982,533
   5,000      4.25%(a), 7/19/01.............     4,989,625
  11,900      3.60%(a), 7/26/01.............    11,870,250
   2,137      5.70%(a), 12/6/01.............     2,083,540
   3,000      4.02%(a), 7/2/02..............     3,000,000
                                              ------------
                                                41,916,623
                                              ------------

              Federal National Mortgage Association--53.0%
  10,000      4.57%(a), 7/5/01..............     9,994,928
   4,000      4.60%(a), 7/5/01..............     3,997,955
  10,000      3.61%(a), 7/6/01..............     9,994,986
  10,000      4.22%(a), 7/23/01.............     9,974,822
   1,000      6.89%(a), 8/3/01..............       999,991
   5,000      3.71%(b), 8/5/01..............     5,000,000
   5,000      3.54%(a), 9/13/01.............     4,963,617
   3,000      3.71%,  9/18/01(b)............     2,999,711
  10,000      3.53%(a), 9/27/01.............     9,913,711
                                              ------------
                                                57,839,721
                                              ------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Repurchase Agreements--29.9%
$  16,303      Paribas, 3.94%, dated 6/29/01
                 due 7/2/01 in the amount of
                 $16,308,353 (cost
                 $16,303,000; collateralized
                 by $10,626,000 U.S.
                 Treasury Notes, 11.25%,
                 2/15/15; Value of
                 collateral including
                 accrued interest
                 $16,630,552)...............  $16,303,000
   16,302      UBS Warburg, 3.95%, dated
                 6/29/01 due 7/2/01 in the
                 amount of $16,307,366 (cost
                 $16,302,000; collateralized
                 by $16,243,000 U.S.
                 Treasury Notes, 5.625%,
                 11/30/02; Value of
                 collateral including
                 accrued interest
                 $16,628,771)...............   16,302,000
                                              -----------
                                               32,605,000
                                              -----------
               Total Investments--130.5%
               (amortized cost
                 $142,348,510*).............  142,348,510
               Liabilities in excess of       )
                 other
                 assets--(30.5%)............  (33,277,407
                                              -----------
               Net Assets--100%.............  $109,071,103
                                              -----------
                                              -----------

---------------
*Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest was adjusted.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       41

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               June 30, 2001 (Unaudited)

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $376,642,653             $290,729,743             $173,206,962           $ 172,817,841
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement*                      22,207,000                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Cash                                               --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value**                       --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold             1,362,793                  914,245                  651,686                 586,970
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold             1,317,342               15,820,107                4,946,886               2,355,252
---------------------------------------------------------------------------------------------------------------------------------
Receivable for foreign tax reclaim                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             129,893                  559,103                   35,312                 127,652
---------------------------------------------------------------------------------------------------------------------------------
Due from broker variation margin                   --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              2,515                    2,508                    1,807                   1,403
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
currency contracts                                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        401,662,196              308,025,706              178,842,653             175,889,118
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Payable to custodian                           32,163                       --                       --                   4,172
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased           1,655,539               15,773,474                4,820,494               2,717,417
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired            615,545                  576,677                  382,835                 453,984
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                   158,148                  141,830                    2,625                 247,449
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Due to Broker Variation Margin                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written***                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                        11,511                   10,025                    9,283                  17,450
---------------------------------------------------------------------------------------------------------------------------------
Management fee payable                        101,576                  143,232                   83,829                 105,377
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
  currency contracts                               --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     2,574,482               16,645,238                5,299,066               3,545,849
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $399,087,714             $291,380,468             $173,543,587           $ 172,343,269
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     21,960             $     22,283             $     14,165           $       9,662
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     287,316,169              253,765,839              178,847,466             131,476,395
---------------------------------------------------------------------------------------------------------------------------------
                                          287,338,129              253,788,122              178,861,631             131,486,057
  Undistributed (distributions in
  excess of)
    net investment income                    (160,917)               2,123,079                 (432,585)             (1,829,019)
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                 10,606,756                  664,419               (7,565,923)              6,948,037
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/(depreciation)             101,303,746               34,804,848                2,680,464              35,738,194
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, June 30, 2001              $399,087,714             $291,380,468             $173,543,587           $ 172,343,269
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued and outstanding                     21,960,399               22,283,049               14,164,700               9,661,919
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $18.17                   $13.08                   $12.25                  $17.84
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of total
    investments before
    investments sold short.              $297,545,907             $255,924,895             $170,526,498           $ 137,079,647
---------------------------------------------------------------------------------------------------------------------------------
  **Identified cost of currency                    --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
  ***Premiums received from
    options written                                --                       --                       --                      --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       42

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$192,820,018       $ 17,105,769       $121,599,221        $ 269,259,280           $ 68,379,406               $ 109,743,510
-----------------------------------------------------------------------------------------------------------------------------
          --          2,396,000          1,067,000            3,487,000              3,755,000                  32,605,000
-----------------------------------------------------------------------------------------------------------------------------
       1,671                738                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     976,971            174,653             81,274               38,964                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     914,073            227,091            796,686            1,173,301                264,307                   1,199,085
-----------------------------------------------------------------------------------------------------------------------------
   2,043,836                 --                 --            1,339,498                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     273,199                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     113,961            292,544          1,030,990            2,041,287                394,588                      38,839
-----------------------------------------------------------------------------------------------------------------------------
          --             11,500                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       2,711                504                705                1,086                    904                         203
-----------------------------------------------------------------------------------------------------------------------------
          --            157,794                430                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 197,146,440         20,366,593        124,576,306          277,340,416             72,794,205                 143,586,637
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             39,760              122,866                  1,470                     488,340
-----------------------------------------------------------------------------------------------------------------------------
   2,009,018          1,142,444         34,044,070          109,027,917              2,995,312                   8,000,000
-----------------------------------------------------------------------------------------------------------------------------
     463,148             13,712            332,476              463,156                199,376                  25,806,406
-----------------------------------------------------------------------------------------------------------------------------
     124,185             89,062             45,267               28,035                 69,474                      88,231
-----------------------------------------------------------------------------------------------------------------------------
          --              5,288            121,969              187,885                108,868                     106,918
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            120,311               85,550                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             48,032                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      12,345                149                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --              6,729              8,621                8,962                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     113,819              7,751             32,836               60,246                 25,639                      25,639
-----------------------------------------------------------------------------------------------------------------------------
          --            248,137                729                  684                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   2,722,515          1,513,272         34,794,071          109,985,301              3,400,139                  34,515,534
-----------------------------------------------------------------------------------------------------------------------------
$194,423,925       $ 18,853,321       $ 89,782,235        $ 167,355,115           $ 69,394,066               $ 109,071,103
-----------------------------------------------------------------------------------------------------------------------------
$     16,802       $      2,560       $      8,756        $      16,387           $      6,702               $     109,071
-----------------------------------------------------------------------------------------------------------------------------
 206,946,466         22,802,793         90,982,243          168,305,178             69,029,457                 108,962,032
-----------------------------------------------------------------------------------------------------------------------------
 206,963,268         22,805,353         90,990,999          168,321,565             69,036,159                 109,071,103
  (1,092,705 )          (53,023)            61,596              (53,275)               126,373                          --
-----------------------------------------------------------------------------------------------------------------------------
  (1,798,295 )       (1,810,057)        (1,067,604)            (587,615)              (966,183)                         --
-----------------------------------------------------------------------------------------------------------------------------
  (9,648,343 )       (2,088,952)          (202,756)            (325,560)             1,197,717                          --
-----------------------------------------------------------------------------------------------------------------------------
$194,423,925       $ 18,853,321       $ 89,782,235        $ 167,355,115           $ 69,394,066               $ 109,071,103
-----------------------------------------------------------------------------------------------------------------------------
  16,801,961          2,560,000          8,755,996           16,387,464              6,701,826                 109,071,103
-----------------------------------------------------------------------------------------------------------------------------
      $11.57              $7.36             $10.25               $10.21                 $10.35                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$202,417,563        $21,503,071       $122,902,275         $272,917,810            $70,936,689                $142,348,510
-----------------------------------------------------------------------------------------------------------------------------
     995,648            178,869             81,683               43,747                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             80,795                   --                     --                          --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       43

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               Six Months Ended June 30, 2001
               (Unaudited)

                                                                                                                        SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION     CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO       VALUE PORTFOLIO
NET INVESTMENT INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                 $      446,926            $    170,895             $    119,386           $     180,276
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends                                       980,095               2,998,471                  126,862               1,018,072
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                      --                  (3,681)                      --                      --
-----------------------------------------------------------------------------------------------------------------------------------
      Total income                              1,427,021               3,165,685                  246,248               1,198,348
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                1,320,320                 824,836                  499,472                 468,466
-----------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                    50,000                  62,000                   47,000                  50,000
-----------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses              103,000                  79,000                   79,000                  74,000
-----------------------------------------------------------------------------------------------------------------------------------
  Registration fees                                29,000                  10,000                   11,000                   6,000
-----------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                          37,000                  28,000                   19,000                  23,000
-----------------------------------------------------------------------------------------------------------------------------------
  Audit fees                                        7,000                   7,000                    7,000                   7,000
-----------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                          15,000                  15,000                    6,000                   3,000
-----------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and expenses                      21,000                  15,000                    9,000                  17,000
-----------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                     5,618                   1,770                    1,361                   1,155
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                            1,587,938               1,042,606                  678,833                 649,621
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                     (160,917)              2,123,079                 (432,585)                548,727
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                      15,719,319               1,289,829               (7,048,868)             10,119,608
-----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                          --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                        --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Options written                                      --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Swaps                                                --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                 15,719,319               1,289,829               (7,048,868)             10,119,608
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on:
  Investments                                (127,735,161)              9,542,984               (4,447,214)              6,437,281
-----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                          --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                   --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Options written                                      --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
  Swaps                                                --                      --                       --                      --
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/(depreciation)                  (127,735,161)              9,542,984               (4,447,214)              6,437,281
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                              (112,015,842)             10,832,813              (11,496,082)             16,556,889
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS           $ (112,176,759)           $ 12,955,892             $(11,928,667)          $  17,105,616
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       44

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
  $    90,903        $    437,152        $2,681,892          $ 4,741,091             $2,389,541              $3,126,773
---------------------------------------------------------------------------------------------------------------------------
    2,779,606                  --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (384,286)                 --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    2,486,223             437,152         2,681,892            4,741,091              2,389,541               3,126,773
---------------------------------------------------------------------------------------------------------------------------
      725,895              47,427           183,502              328,500                147,474                 148,830
---------------------------------------------------------------------------------------------------------------------------
      154,000              66,000            58,000               60,000                 58,000                  32,000
---------------------------------------------------------------------------------------------------------------------------
       66,000              19,000            35,000               52,000                 31,000                  30,000
---------------------------------------------------------------------------------------------------------------------------
       16,000               6,000             9,000                9,000                  6,000                  69,000
---------------------------------------------------------------------------------------------------------------------------
       25,000               9,000            13,000               11,000                 12,000                  12,000
---------------------------------------------------------------------------------------------------------------------------
       10,000               7,000             7,000                7,000                  7,000                   2,000
---------------------------------------------------------------------------------------------------------------------------
        5,000              10,000             3,000                8,000                  3,000                   5,000
---------------------------------------------------------------------------------------------------------------------------
       13,000               5,000             6,000                1,000                  5,000                   7,000
---------------------------------------------------------------------------------------------------------------------------
        2,368                 797               794                  972                     50                   1,942
---------------------------------------------------------------------------------------------------------------------------
    1,017,263             170,224           315,296              477,472                269,524                 307,772
---------------------------------------------------------------------------------------------------------------------------
    1,468,960             266,928         2,366,596            4,263,619              2,120,017               2,819,001
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   (1,441,162)            (76,462)          966,425               41,600                179,678                      --
---------------------------------------------------------------------------------------------------------------------------
           --             (19,748)          (81,258)              28,628                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (351,230)         (1,106,050)         (162,953)           1,373,305                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --            70,762                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --           (74,856)             (31,649)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
   (1,792,392)         (1,202,260)          718,120            1,411,884                179,678                      --
---------------------------------------------------------------------------------------------------------------------------
  (30,314,682)           (499,691)         (813,379)          (1,467,431)                84,287                      --
---------------------------------------------------------------------------------------------------------------------------
           --                 658          (266,997)            (291,718)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
      (47,193)           (108,603)          (18,088)             154,662                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --            58,442                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                  --            54,541              (12,684)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
  (30,361,875)           (607,636)         (985,481)          (1,617,171)                84,287                      --
---------------------------------------------------------------------------------------------------------------------------
  (32,154,267)         (1,809,896)         (267,361)            (205,287)               263,965                      --
---------------------------------------------------------------------------------------------------------------------------

  (30,685,307)
  $                  $ (1,542,968)       $2,099,235          $ 4,058,332             $2,383,982              $2,819,001
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       45

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets (Unaudited)

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                        Six Months          Year          Six Months          Year          Six Months          Year
                          Ended            Ended            Ended            Ended            Ended            Ended
                         June 30,       December 31,       June 30,       December 31,       June 30,       December 31,
                           2001             2000             2001             2000             2001             2000
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $   (160,917)    $ (1,430,780)    $  2,123,079     $  4,884,339     $   (432,585)    $   (969,404)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         15,719,319       27,754,083        1,289,829       17,273,499       (7,048,868)      35,904,040
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments        (127,735,161)     (47,823,905)       9,542,984       (3,460,947)      (4,447,214)     (31,757,038)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations         (112,176,759)     (21,500,602)      12,955,892       18,696,891      (11,928,667)       3,177,598
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --               --               --       (4,884,339)              --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions in
    excess of net
    investment income            --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains               --      (35,582,680)      (3,498,580)     (21,313,448)              --      (52,120,308)
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions              --      (35,582,680)      (3,498,580)     (26,197,787)              --      (52,120,308)
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          69,568,067      173,447,111       40,944,827       77,470,309       24,308,341       52,332,525
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions                --       34,699,603        3,420,894       25,636,015               --       50,791,905
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (71,082,093)    (153,755,211)     (31,244,930)     (88,959,475)     (21,351,038)     (58,269,972)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         (1,514,026)      54,391,503       13,120,791       14,146,849        2,957,303       44,854,458
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)       (113,690,785)      (2,691,779)      22,578,103        6,645,953       (8,971,364)      (4,088,252)

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of period     512,778,499      515,470,278      268,802,365      262,156,412      182,514,951      186,603,203
------------------------------------------------------------------------------------------------------------------------
End of period(b)       $399,087,714     $512,778,499     $291,380,468     $268,802,365     $173,543,587     $182,514,951
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $  2,123,079     $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------
                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                        Six Months           Year
                          Ended              Ended
                         June 30,        December 31,
                           2001              2000
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $    548,727      $     975,755
-----------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         10,119,608         13,074,543
-----------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments           6,437,281         14,308,872
-----------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations           17,105,616         28,359,170
-----------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income    (1,414,646)          (121,852)
-----------------------------------------------------------
  Distributions in
    excess of net
    investment income    (1,829,019)                --
-----------------------------------------------------------
  Distributions from
    net
    realized gains       (4,934,416)       (12,328,568)
-----------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
-----------------------------------------------------------
Total distributions      (8,178,081)       (12,450,420)
-----------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          25,012,684         38,998,021
-----------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions         7,961,377         12,144,182
-----------------------------------------------------------
  Cost of shares
  reacquired            (22,229,923)       (41,389,356)
-----------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         10,744,138          9,752,847
-----------------------------------------------------------
      Total increase
      (decrease)         19,671,673         25,661,597
NET ASSETS
-----------------------------------------------------------
Beginning of period     152,671,596        127,009,999
-----------------------------------------------------------
End of period(b)       $172,343,269      $ 152,671,596
-----------------------------------------------------------
(a) Fund share transa
(b) Includes
    undistributed net
    investment income
    of                 $         --      $     865,919
-----------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       46

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     ----------------------------
 Six Months          Year           Six Months          Year          Six Months          Year          Six Months         Year
   Ended             Ended            Ended            Ended            Ended            Ended            Ended           Ended
  June 30,       December 31,        June 30,       December 31,       June 30,       December 31,       June 30,      December 31,
    2001             2000              2001             2000             2001             2000             2001            2000
------------------------------------------------------------------------------------------------------------------------------------
$  1,468,960     $   2,096,511     $    266,928     $   866,617      $  2,366,596     $ 4,180,963      $  4,263,619     $  7,388,410
------------------------------------------------------------------------------------------------------------------------------------
  (1,792,392)       30,494,669       (1,202,260)     (1,689,283)          718,120       1,395,342         1,411,884        1,745,618
------------------------------------------------------------------------------------------------------------------------------------
 (30,361,875)      (58,177,149)        (607,636)        311,220          (985,481)      1,771,934        (1,617,171)       2,318,741
------------------------------------------------------------------------------------------------------------------------------------
 (30,685,307)      (25,585,969)      (1,542,968)       (511,446)        2,099,235       7,348,239         4,058,332       11,452,769
------------------------------------------------------------------------------------------------------------------------------------
          --        (2,096,511)        (228,517)             --        (2,366,244)     (4,530,588)       (4,457,709)     (7,368,867)
------------------------------------------------------------------------------------------------------------------------------------
          --        (3,147,133)              --              --                --              --                --        (358,046)
------------------------------------------------------------------------------------------------------------------------------------
  (1,999,627)      (27,654,020)              --              --                --              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
          --                --               --        (725,304)               --              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
  (1,999,627)      (32,897,664)        (228,517)       (725,304)       (2,366,244)     (4,530,588)       (4,457,709)     (7,726,913)
------------------------------------------------------------------------------------------------------------------------------------
  54,924,409       100,204,369        3,877,944       7,481,774        26,892,251      27,424,033        54,750,161       55,533,398
------------------------------------------------------------------------------------------------------------------------------------
   1,964,286        32,182,452          213,305         673,649         2,167,148       4,276,229         4,102,009        7,220,952
------------------------------------------------------------------------------------------------------------------------------------
 (56,807,468)     (121,872,139)      (3,014,904)    (13,861,787)      (13,013,512)    (27,783,535)      (21,812,819)    (48,756,077)
------------------------------------------------------------------------------------------------------------------------------------
      81,227        10,514,682        1,076,345      (5,706,364)      16,045,887       3,916,727        37,039,351        13,998,273
------------------------------------------------------------------------------------------------------------------------------------
 (32,603,707)      (47,968,951)        (695,140)     (6,943,114)       15,778,878       6,734,378        36,639,974       17,724,129
------------------------------------------------------------------------------------------------------------------------------------
 227,027,632       274,996,583       19,548,461      26,491,575        74,003,357      67,268,979       130,715,141      112,991,012
------------------------------------------------------------------------------------------------------------------------------------
$194,423,925     $ 227,027,632     $ 18,853,321     $19,548,461      $ 89,782,235     $74,003,357      $167,355,115     $130,715,141
------------------------------------------------------------------------------------------------------------------------------------
$   --           $          --     $         --     $        --      $     61,596     $    61,244      $         --     $    140,815
------------------------------------------------------------------------------------------------------------------------------------

                                            U.S. GOVERNMENT
       MORTGAGE BACKED                           MONEY
     SECURITIES PORTFOLIO                   MARKET PORTFOLIO
-----------------------------     --------------------------------------
 Six Months          Year           Six Months              Year
   Ended            Ended              Ended                Ended
  June 30,       December 31,        June 30,           December 31,
    2001             2000              2001                 2000
------------------------------------------------------------------------
$  2,120,017    $ 4,078,280        $     2,819,001      $     5,415,265
------------------------------------------------------------------------
     179,678       (408,673)                    --                  341
------------------------------------------------------------------------
      84,287      2,379,136                     --                   --
------------------------------------------------------------------------
   2,383,982      6,048,743              2,819,001            5,415,606
------------------------------------------------------------------------
  (2,120,500)    (4,047,177)            (2,819,001)          (5,415,606)
------------------------------------------------------------------------
          --             --                     --                   --
------------------------------------------------------------------------
          --             --                     --                   --
------------------------------------------------------------------------
          --             --                     --                   --
------------------------------------------------------------------------
  (2,120,500)    (4,047,177)            (2,819,001)          (5,415,606)
------------------------------------------------------------------------
  12,351,261     14,794,127            515,046,432        1,002,474,222
------------------------------------------------------------------------
   1,782,095      3,504,967              2,229,987            4,600,386
------------------------------------------------------------------------
  (8,237,243)   (24,437,796)          (530,431,613)        (970,570,716)
------------------------------------------------------------------------
   5,896,113     (6,138,702)           (13,155,194)          36,503,892
------------------------------------------------------------------------
   6,159,595     (4,137,136)           (13,155,194)          36,503,892
------------------------------------------------------------------------
  63,234,471     67,371,607            122,226,297           85,722,405
------------------------------------------------------------------------
$ 69,394,066    $63,234,471        $   109,071,103      $   122,226,297
------------------------------------------------------------------------
$    126,373    $   126,856        $            --      $            --
------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       47

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        LARGE CAPITALIZATION
                                                                          GROWTH PORTFOLIO
                                             ---------------------------------------------------------------------------
                                             Six Months
                                               Ended                          Year Ended December 31,
                                              June 30,      ------------------------------------------------------------
                                                2001          2000         1999         1998         1997       1996(b)
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $23.20        $25.68       $18.29       $13.58       $12.97       $12.13
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income gains (loss)                (.01)         (.06)        (.03)        (.01)          --(c)       .02
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        (5.02)         (.68)        9.79         6.00         2.61         2.33
------------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               (5.03)         (.74)        9.76         5.99         2.61         2.35
------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income                --            --           --           --         (.01)        (.02)
------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                 --            --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains               --         (1.74)       (2.37)       (1.28)       (1.99)       (1.49)
------------------------------------------------------------------------------------------------------------------------
      Total distributions                           --         (1.74)       (2.37)       (1.28)       (2.00)       (1.51)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $18.17        $23.20       $25.68       $18.29       $13.58       $12.97
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                 (21.68)%       (3.37)%      55.37%       44.22%       20.77%       21.09%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)               $399,088      $512,778     $515,470     $329,803     $243,895     $220,782
------------------------------------------------------------------------------------------------------------------------
Average net assets (000)                      $443,754      $581,198     $385,995     $277,794     $242,233     $202,736
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                         .72%(d)       .69%         .68%         .68%         .73%         .82%
------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    (.07)%(d)     (.25)%       (.16)%       (.05)%       (.01)%        .19%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            35%           48%          50%           54%          82%          65%
------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.
(d) Annualized
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       48

                           LARGE CAPITALIZATION                                               SMALL CAPITALIZATION
                              VALUE PORTFOLIO                                                   GROWTH PORTFOLIO
---------------------------------------------------------------------------     -------------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended             Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      ----------------------------------
   2001          2000         1999       1998(b)      1997(b)      1996(b)         2001          2000         1999         1998
 --------------------------------------------------------------------------------------------------------------------------------
   $12.64        $13.01       $15.87       $16.21       $13.97       $12.57        $13.09        $17.47       $15.35       $15.57
 --------------------------------------------------------------------------------------------------------------------------------
      .09           .25          .27          .28          .31          .31          (.03)         (.07)        (.06)        (.05)
 --------------------------------------------------------------------------------------------------------------------------------
      .51           .72        (1.00)        1.34         3.77         2.07          (.81)          .36         4.35          .48
 --------------------------------------------------------------------------------------------------------------------------------
      .60           .97         (.73)        1.62         4.08         2.38          (.84)          .29         4.29          .43
 --------------------------------------------------------------------------------------------------------------------------------
       --          (.25)        (.29)        (.27)        (.28)        (.31)           --            --           --           --
 --------------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --         (.03)           --            --           --           --
 --------------------------------------------------------------------------------------------------------------------------------
     (.16)        (1.09)       (1.84)       (1.69)       (1.56)        (.64)           --         (4.67)       (2.17)        (.65)
 --------------------------------------------------------------------------------------------------------------------------------
     (.16)        (1.34)       (2.13)       (1.96)       (1.84)        (.98)           --         (4.67)       (2.17)        (.65)
 --------------------------------------------------------------------------------------------------------------------------------
   $13.08        $12.64       $13.01       $15.87       $16.21       $13.97         12.25        $13.09       $17.47       $15.35
 --------------------------------------------------------------------------------------------------------------------------------

     4.73%         8.22%       (4.37)%      10.25%       29.80%       19.17%        (6.26)%        1.83%       29.20%        2.55%
 --------------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
 $291,380      $268,802     $262,156     $283,488     $275,093     $227,706      $173,544      $182,515     $186,603     $158,982
 --------------------------------------------------------------------------------------------------------------------------------
 $277,224      $243,008     $279,900     $282,078     $253,579     $208,898      $167,871      $197,168     $150,593     $162,654
 --------------------------------------------------------------------------------------------------------------------------------
      .77%(d)       .80%         .73%         .71%         .72%         .77%          .82%(d)       .79%         .80%         .77%
 --------------------------------------------------------------------------------------------------------------------------------
      .38%(d)      2.01%        1.74%        1.65%        1.90%        2.33%         (.52)%(d)     (.49)%       (.45)%       (.35)%
 --------------------------------------------------------------------------------------------------------------------------------
       22%           80%          36%          24%          21%          22%           81%          165%         207%          69%
 --------------------------------------------------------------------------------------------------------------------------------
1997(b)      1996(b)
-----------------------
  $14.93       $14.15
-----------------------
    (.05)        (.02)
-----------------------
    3.02         2.63
-----------------------
    2.97         2.61
-----------------------
      --           --
-----------------------
      --           --
-----------------------
   (2.33)       (1.83)
-----------------------
   (2.33)       (1.83)
-----------------------
  $15.57       $14.93
-----------------------
   20.85%       18.88%
-----------------------
$165,898     $147,469
-----------------------
$156,570     $141,496
-----------------------
     .79%         .89%
-----------------------
    (.36)%       (.32)%
-----------------------
     106%         108%
-----------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       49

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        SMALL CAPITALIZATION
                                                                          VALUE PORTFOLIO
                                             --------------------------------------------------------------------------
                                             Six Months
                                                Ended                         Year Ended December 31,
                                              June 30,       ----------------------------------------------------------
                                                2001           2000         1999       1998(b)      1997(b)     1996(b)
PER SHARE OPERATING
PERFORMANCE:
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $16.88        $14.97       $14.98       $17.50      $15.22      $13.07
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                        .07           .11          .11          .08         .08         .11
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                          1.78          3.34          .10        (1.27)       4.37        2.71
-----------------------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                   1.85          3.45          .21        (1.19)       4.45        2.82
-----------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               (.15)         (.02)        (.12)        (.07)       (.08)       (.11)
-----------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                (.20)           --           --           --        (.01)         --
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains              (.54)        (1.52)        (.10)       (1.26)      (2.08)       (.56)
-----------------------------------------------------------------------------------------------------------------------
Tax return of capital distributions                  --            --           --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
      Total distributions                          (.89)        (1.54)        (.22)       (1.33)      (2.17)       (.67)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $17.84        $16.88       $14.97       $14.98      $17.50      $15.22
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                   11.06%        23.91%        1.39%       (6.62)%     29.98%      21.75%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                $172,343      $152,672     $127,010     $141,557     $163,414    $126,672
-----------------------------------------------------------------------------------------------------------------------
Average net assets (000)                       $157,449      $130,303     $129,077     $153,756     $144,160    $110,564
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .83%(c)       .85%         .87%         .79%        .81%        .92%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                      .70%(c)       .75%         .75%         .48%        .45%        .77%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              26%           55%          42%          39%         36%         60%
-----------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       50

                               INTERNATIONAL                                                    INTERNATIONAL
                             EQUITY PORTFOLIO                                                   BOND PORTFOLIO
---------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                      Six Months
  Ended                          Year Ended December 31,                          Ended            Year Ended December 31,
 June 30,      ------------------------------------------------------------      June 30,      -------------------------------
   2001          2000         1999         1998         1997       1996(b)         2001         2000        1999        1998
 -----------------------------------------------------------------------------------------------------------------------------
   $13.52        $17.37       $15.54       $14.27       $14.82       $13.64         $8.08        $8.48       $9.52       $9.17
 -----------------------------------------------------------------------------------------------------------------------------
      .09           .17          .23          .23          .21          .25           .11          .32         .30         .31
 -----------------------------------------------------------------------------------------------------------------------------
    (1.92)        (1.87)        3.29         1.98         1.32         1.79          (.74)        (.45)       (.84)        .45
 -----------------------------------------------------------------------------------------------------------------------------
    (1.83)        (1.70)        3.52         2.21         1.53         2.04          (.63)        (.13)       (.54)        .76
 -----------------------------------------------------------------------------------------------------------------------------
       --          (.17)        (.23)        (.10)        (.41)        (.22)         (.09)          --        (.23)       (.31)
 -----------------------------------------------------------------------------------------------------------------------------
       --          (.17)        (.17)          --           --           --            --           --          --        (.06)
 -----------------------------------------------------------------------------------------------------------------------------
     (.12)        (1.81)       (1.29)        (.84)       (1.67)        (.64)           --           --        (.16)       (.04)
 -----------------------------------------------------------------------------------------------------------------------------
       --            --           --           --           --           --            --         (.27)       (.11)         --
 -----------------------------------------------------------------------------------------------------------------------------
     (.12)        (2.15)       (1.69)        (.94)       (2.08)        (.86)         (.09)        (.27)       (.50)       (.41)
 -----------------------------------------------------------------------------------------------------------------------------
   $11.57        $13.52       $17.37       $15.54       $14.27       $14.82         $7.36        $8.08       $8.48       $9.52
 -----------------------------------------------------------------------------------------------------------------------------

   (13.58)%       (9.42)%      23.30%       15.49%       10.60%       15.25%        (7.81)%      (1.34)%     (5.88)%      8.55%
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 $194,424      $227,028     $274,997     $244,291     $237,851     $240,563       $18,853      $19,548     $26,492     $31,042
 -----------------------------------------------------------------------------------------------------------------------------
 $209,117      $246,420     $246,148     $246,335     $245,536     $221,626       $19,128      $20,809     $29,300     $30,720
 -----------------------------------------------------------------------------------------------------------------------------
      .98%(c)       .93%         .93%         .91%         .93%         .99%         1.79%(c)     1.47%       1.25%       1.54%
 -----------------------------------------------------------------------------------------------------------------------------
     1.42%(c)      1.25%        1.25%        1.42%        1.15%        1.77%         2.81%(c)     4.16%       3.36%       3.38%
 -----------------------------------------------------------------------------------------------------------------------------
       25%           44%          35%          45%          37%          39%          134%          52%        132%        110%
 -----------------------------------------------------------------------------------------------------------------------------
1997           1996
------------------------
$ 10.17        $10.19
------------------------
   .42            .51
------------------------
 (1.00)          (.08)
------------------------
  (.58)           .43
------------------------
    --           (.21)
------------------------
  (.06)            --
------------------------
    --           (.24)
------------------------
  (.36)            --
------------------------
  (.42)          (.45)
------------------------
 $ 9.17        $10.17
------------------------
 (5.73)%         4.45%

------------------------
$31,189       $41,780
------------------------
$35,163       $38,788
------------------------
   1.35%         1.34%
------------------------
   4.44%          5.02%
------------------------
    202%           226%
------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                           TOTAL RETURN
                                                                          BOND PORTFOLIO
                                             ------------------------------------------------------------------------
                                             Six Months
                                                Ended                        Year Ended December 31,
                                              June 30,       --------------------------------------------------------
                                                2001           2000        1999        1998        1997        1996
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $10.27         $9.86      $10.49      $10.56      $10.28      $10.62
---------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                               .30           .66         .56         .58         .57         .57
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                          (.02)          .42        (.63)        .27         .35        (.09)
---------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                  .28          1.08        (.07)        .85         .92         .48
---------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               (.30)         (.67)       (.56)       (.58)       (.54)       (.56)
---------------------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                  --            --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                --            --          --        (.34)       (.10)       (.26)
---------------------------------------------------------------------------------------------------------------------
      Total distributions                          (.30)         (.67)       (.56)       (.92)       (.64)       (.82)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $10.25        $10.27       $9.86      $10.49      $10.56      $10.28
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                    2.73%       11.30%        (.67)%      8.28%       9.23%       5.02%
---------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                 $89,782       $74,003     $67,269     $67,078     $50,411     $49,218
---------------------------------------------------------------------------------------------------------------------
Average net assets (000)                        $82,232       $67,151     $65,911     $61,786     $48,123     $47,246
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                          .77%(b)       .79%        .82%        .81%        .91%        .94%
---------------------------------------------------------------------------------------------------------------------
  Net investment income                            5.80%(b)      6.23%       5.54%       5.54%       5.54%       5.67%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             270%          483%        368%        327%        323%        340%
---------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than one full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       52

                            INTERMEDIATE-TERM                                                MORTGAGE BACKED
                             BOND PORTFOLIO                                                SECURITIES PORTFOLIO
-------------------------------------------------------------------------     ----------------------------------------------
Six Months                                                                    Six Months
  Ended                         Year Ended December 31,                         Ended            Year Ended December 31,
 June 30,      ----------------------------------------------------------      June 30,      -------------------------------
   2001          2000         1999         1998        1997        1996          2001         2000        1999        1998

 ---------------------------------------------------------------------------------------------------------------------------
 $  10.23      $   9.92     $  10.36     $  10.42     $ 10.30     $ 10.51      $  10.31      $  9.97     $ 10.47     $ 10.45
 ---------------------------------------------------------------------------------------------------------------------------
      .31           .63          .56          .63         .58         .59           .32         0.65         .66         .64
 ---------------------------------------------------------------------------------------------------------------------------
     (.01)          .34         (.43)         .09         .28        (.07)          .04          .33        (.50)        .01
 ---------------------------------------------------------------------------------------------------------------------------
      .30           .97          .13          .72         .86         .52           .36          .98         .16         .65
 ---------------------------------------------------------------------------------------------------------------------------
     (.32)         (.63)        (.57)        (.61)       (.57)       (.59)         (.32)       (0.64)       (.66)       (.63)
 ---------------------------------------------------------------------------------------------------------------------------
       --          (.03)          --           --          --          --            --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
                     --           --         (.17)       (.17)       (.14)           --           --          --          --
 ---------------------------------------------------------------------------------------------------------------------------
     (.32)         (.66)        (.57)        (.78)       (.74)       (.73)         (.32)       (0.64)       (.66)       (.63)
 ---------------------------------------------------------------------------------------------------------------------------
   $10.21        $10.23        $9.92       $10.36      $10.42      $10.30        $10.35       $10.31       $9.97      $10.47
 ---------------------------------------------------------------------------------------------------------------------------

     2.80%        10.10%        1.30%        7.09%       8.57%       5.22%         3.64%       10.35%       1.54%       6.37%
 ---------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------
 $167,355      $130,715     $112,991     $105,283     $95,071     $100,392      $69,394      $63,234     $67,372     $72,870
 ---------------------------------------------------------------------------------------------------------------------------
 $147,211      $116,330     $108,243     $101,219     $95,575     $81,723       $66,087      $61,771     $70,244     $73,737
 ---------------------------------------------------------------------------------------------------------------------------
     0.65%(b)       .71%         .67%         .66%        .71%        .73%          .82%(b)      .83%        .80%        .70%
 ---------------------------------------------------------------------------------------------------------------------------
     5.84%(b)      6.35%        5.63%        5.71%       5.64%       5.69%         6.47%(b)     6.60%       6.31%       6.14%
 ---------------------------------------------------------------------------------------------------------------------------
      277%          423%         253%         249%        249%        311%           28%          74%         14%         24%
 ---------------------------------------------------------------------------------------------------------------------------
1997        1996
----------------------
$ 10.21     $ 10.31
----------------------
    .64         .65
----------------------
    .23        (.12)
----------------------
    .87         .53
----------------------
   (.63)       (.63)
----------------------

     --          --
----------------------
     --          --
----------------------
   (.63)       (.63)
----------------------
 $10.45      $10.21
----------------------
   8.82%       5.56%

----------------------
$71,596     $73,867
----------------------
$71,757     $72,214
----------------------
    .88%        .91%
----------------------
   6.21%       6.44%
----------------------
    128%        102%
----------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       53

               THE TARGET PORTFOLIO TRUST
               Financial Highlights
               (Unaudited)

                                                                        U.S. GOVERNMENT
                                                                     MONEY MARKET PORTFOLIO
                                             ----------------------------------------------------------------------
                                               Six
                                              Months
                                              Ended                        Year Ended December 31,
                                             June 30,     ---------------------------------------------------------
                                               2001         2000         1999        1998        1997        1996
PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $1.00        $1.00        $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .024         .058         .045        .048        .049        .045
-------------------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .024         .058         .045        .048        .049        .045
-------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income            (.024)       (.058)       (.045)      (.048)      (.049)      (.045)
-------------------------------------------------------------------------------------------------------------------
      Total distributions                       (.024)       (.058)       (.045)      (.048)      (.049)      (.045)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $1.00        $1.00        $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                  2.36%        5.87%        4.67%       4.88%       4.95%      4.53%
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)              $109,071     $122,226      $85,722     $138,848    $42,326     $27,397
-------------------------------------------------------------------------------------------------------------------
Average net assets (000)                     $120,050      $93,985     $196,853     $106,500    $37,675     $19,132
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .52%(b)      .56%         .43%        .55%        .65%        .89%
-------------------------------------------------------------------------------------------------------------------
  Net investment income                          4.74%(b)     5.76%        4.64%       4.85%       4.91%       4.49%
-------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 55
                                       54

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements
               (Unaudited)

           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small
Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows:
      - Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500;

      - Large Capitalization Value Portfolio--total return consisting of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued;

      - Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the U.S. economy in general;

      - Small Capitalization Value Portfolio--above average capital appreciation through investment in small company common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace;

      - International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

      - International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities;

      - Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

      - Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

      - Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities;

      - U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.
-------------------------------------------------------------------
Note 1. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the mean of readily available closing bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.

      Securities for which market quotations are not available are valued in good faith under procedures adopted by the Trustees.

      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.

      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.

      Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transactions exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and
--------------------------------------------------------------------------------
                                       55
discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      Foreign Currency Forward Contracts: The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

      Options: The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Short Sales: Certain portfolios of the Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets equal to the current market value of the security sold short or otherwise cover the short position. In addition, the Portfolio may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the
--------------------------------------------------------------------------------
                                       56
market price at termination is less than or greater than, respectively, the proceeds originally received.

      Interest Rate Swaps: The Total Return Bond Portfolio and the Intermediate Term Bond Portfolio may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract, if any.

      The Portfolio is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Portfolio does not anticipate non-performance by any counterparty.

      Dividends and Distributions: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each Portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

-------------------------------------------------------------------
Note 2. Agreements

      The Fund's manager is Prudential Investments Fund Management LLC ('PIFM'). PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd., and
                            Columbus Circle Investors
Large Capitalization
  Value..................   J.P. Morgan and
                            Mercury Advisors
Small Capitalization
  Growth.................   Sawgrass Asset Management, LLC and
                            J.P. Morgan Fleming Asset Management USA
Small Capitalization
  Value..................   Credit Suisse Asset Management, LLC and
                            Lazard Freres Asset Management
International Equity.....   Lazard Freres Asset Management
International Bond.......   Fischer Francis Trees & Watts
Total Return Bond and
  Intermediate-Term
  Bond...................   PIMCO
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP

      The management fee payable to PIFM is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                                                   Total
Portfolio                                      Management Fee
--------------------------------------------   --------------
Large Capitalization Growth.................         .60%
Large Capitalization Value..................         .60%
Small Capitalization Growth.................         .60%
Small Capitalization Value..................         .60%
International Equity........................         .70%
International Bond..........................         .50%
Total Return Bond...........................         .45%
Intermediate-Term Bond......................         .45%
Mortgage Backed Securities..................         .45%
U.S. Government Money Market................         .25%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.

      PIFM and PIMS are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
--------------------------------------------------------------------------------
                                       57

-------------------------------------------------------------------
Note 3. Other Transactions
with Affiliates

      Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the six months ended June 30, 2001 as well as the fees due to PMFS as of June 30, 2001.

                                  Amount incurred
                                      for the         Amount due
                                  six months ended      as of
                                      June 30,         June 30,
Portfolio                               2001             2001
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $103,000         $ 20,000
Large Capitalization Value......        79,000           13,900
Small Capitalization Growth.....        79,000           13,800
Small Capitalization Value......        73,500           13,300
International Equity............        66,000           13,000
International Bond..............        18,400            3,100
Total Return Bond...............        34,200            6,300
Intermediate-Term Bond..........        52,000            9,700
Mortgage Backed Securities......        31,000            5,600
U.S. Government Money Market....        30,000            5,200

      For the six months ended June 30, 2001, Prudential Securities Incorporated ('PSI'), an indirect, wholly-owned subsidiary of Prudential, earned approximately $1,698 and $4,295 in brokerage commissions on certain portfolio transactions executed on behalf of the Large Capitalization Value Portfolio and Small Capitalization Growth Portfolio, respectively.

-------------------------------------------------------------------
Note 4. Portfolio Securities

      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the six months ended June 30, 2001 were as follows:

Portfolio                              Purchases        Sales
------------------------------------  ------------   ------------
Large Capitalization Growth.........  $150,766,918   $146,581,131
Large Capitalization Value..........    71,746,606     61,198,293
Small Capitalization Growth.........   134,609,481    135,886,334
Small Capitalization Value..........    52,591,300     38,952,935
International Equity................    51,704,401     57,073,489
International Bond..................    24,370,803     24,812,556
Total Return Bond...................   296,276,570    300,446,716
Intermediate-Term Bond..............   712,942,915    660,859,425
Mortgage Backed Securities..........    29,449,744     17,979,397

      The federal income tax basis and unrealized appreciation/ depreciation of each of the Portfolios' investments, excluding written options as of June 30, 2001, were as follows:

                                           Net
                                       Unrealized
                                      Appreciation          Gross Unrealized
Portfolio                Basis       (Depreciation)    Appreciation   Depreciation
--------------------  ------------   ---------------   ------------   ------------
Large Capitalization
  Growth............  $297,579,826    $ 101,269,827    $143,608,318   $(42,338,491)
Large Capitalization
  Value.............   256,457,684       34,272,058      51,594,111    (17,322,053)
Small Capitalization
  Growth............   171,973,002        1,233,960      29,067,118    (27,833,158)
Small Capitalization
  Value.............   137,079,647       35,738,194      40,012,011     (4,273,817)
International
  Equity............   202,495,541       (9,675,523)     20,735,699    (30,411,222)
International
  Bond..............    21,555,742       (2,067,748)         18,900     (2,086,648)
Total Return Bond...   122,923,077         (256,856)      1,208,343     (1,465,199)
Intermediate-Term
  Bond..............   272,917,810         (171,530)      1,802,219     (1,975,819)
Mortgage Backed
  Securities........    70,936,689        1,197,717       1,627,129       (429,412)

      For federal income tax purposes, International Bond Portfolio, the Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 2000. Accordingly, no capital gain distributions are expected to be paid to shareholders of the International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond and Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, certain portfolios are electing to treat net capital losses and/or net currency losses incurred in the two-month period ended December 31, 2000 as having been incurred in the following year.

                                                              Net Losses
                                                                in two
                                                             months ended
                                 Capital Loss   Expiration   December 31,
Portfolio                        Carryforward      Year          2000
-------------------------------  ------------   ----------   -------------
International Equity...........   $       --         --       $    25,090
International Bond
  Portfolio....................      211,745       2007            82,730
                                     256,931       2008                --
Total Return Bond Portfolio....    1,629,289       2007                --
Intermediate-Term Bond
  Portfolio....................    1,952,890       2007             8,191
Mortgage Backed Securities
  Portfolio....................      458,600       2002            21,200
                                     237,400       2007                --
                                     428,700       2008                --
Large Capitalization Growth....           --         --         4,943,756
Small Capitalization
  Growth Portfolio.............           --         --            65,442

      At June 30, 2001, the International Bond Fund, Total Return Bond and Intermediate-Term Bond Portfolios had open financial futures contracts. The unrealized appreciation (depreciation) on such contracts as of June 30, 2001 were as follows:

International Bond Portfolio:
                                                    Value at        Value at         Unrealized
Number of                          Expiration       June 30,          Trade         Appreciation
Contracts           Type              Date            2001            Date         (Depreciation)
----------    -----------------    ----------     ------------     -----------     --------------
              Long Positions:
    4         Eurodollar           Sept. 2001     $   360,671      $   363,693        $ (3,022)
    1         5yr. US T-Note       Sept. 2001         103,344          104,234            (890)
    1         TSE 10yr. Bond       Sept. 2001       1,165,254        1,161,405           3,849
              Short Positions:
    1         Eurodollar           Sept. 2001          90,859           90,393            (466)
    1         30yr. US T-Bond      Sept. 2001         100,313          101,500           1,187
                                                                                       -------
                                                                                      $    658
                                                                                       -------
                                                                                       -------

--------------------------------------------------------------------------------
                                       58

Total Return Bond Portfolio:
                                                    Value at        Value at         Unrealized
Number of                          Expiration       June 30,          Trade         Appreciation
Contracts           Type              Date            2001            Date         (Depreciation)
----------    -----------------    ----------     ------------     -----------     --------------
              Long Positions:
   110        10yr. T-Note         Sept. 2001     $11,331,719      $11,304,344        $ 27,375
    10        Eurodollar           Mar. 2003        2,377,625        2,378,550            (925)
    15        Eurodollar           Sept. 2001       1,356,017        1,357,697          (1,680)
    19        GBP Gilt             Sept. 2002       3,101,191        3,105,219          (4,028)
    10        Eurodollar           June 2002        2,356,375        2,364,600          (8,225)
              Munibond             Sept. 2001         819,000          827,750          (8,750)
    21        Eurodollar           Dec. 2002        4,957,837        4,966,700          (8,863)
    56        30yr. T-Note         Sept. 2001       5,617,500        5,631,547         (14,047)
    50        Eurodollar           Sept. 2002      11,848,125       11,882,700         (34,575)
              Short Position:
    21        5yr. T-Note          Sept. 2001       2,170,219        2,158,516         (11,703)
                                                                                       -------
                                                                                      $(65,421)
                                                                                       -------
                                                                                       -------

Intermediate-Term Bond Portfolio:
                                                       Value at         Value at
Number of                             Expiration       June 30,          Trade           Unrealized
Contracts             Type               Date            2001             Date         (Depreciation)
----------    --------------------    ----------     ------------     ------------     --------------
              Long Position:
   423        5-yr. U.S. T-Bond       Sept. 2001     $161,907,347     $162,152,456       $ (245,109)
                                                                                       --------------
                                                                                       --------------

      At June 30, 2001, the Total Return Bond Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                               Value at
Foreign Currency            Settlement Date   Current      Unrealized
Sale Contracts                Receivable       Value      Appreciation
--------------------------  ---------------   --------   --------------
Euro currency,
  expiring 7/11/01........     $ 405,992      $405,562        $430
                            ---------------   --------       -----
                            ---------------   --------       -----

                                Value at
Foreign Currency             Settlement Date   Current     Unrealized
Purchase Contracts               Payable        Value     Depreciation
---------------------------  ---------------   -------   --------------
Euro currency,
  expiring 7/11/01.........      $49,940       $49,211       $ (729)
                             ---------------   -------        -----
                             ---------------   -------        -----

      At June 30, 2001, the Intermediate-Term Bond Portfolio had outstanding forward contracts to purchase and sell foreign currencies, as follows:

                               Value at
Foreign Currency            Settlement Date   Current      Unrealized
Sale Contracts                Receivable       Value      Depreciation
--------------------------  ---------------   --------   --------------
Euro currency,
  expiring 7/11/01........     $ 259,792      $260,476       $ (684)
                            ---------------   --------        -----
                            ---------------   --------        -----

      At June 30, 2001, the International Bond Portfolio had outstanding forward contracts to sell and purchase foreign currencies, as follows:

                                           Value at         Unrealized
Foreign Currency            Current     Settlement Date    Appreciation
Sale Contracts               Value        Receivable      (Depreciation)
-------------------------  ----------   ---------------   --------------
Australian Dollars,
  expiring 08/22/01......  $1,196,597     $ 1,208,777       $   12,180
Canadian Dollars,
  expiring 08/22/01......     724,128         714,341           (9,787)
Euro,
  expiring 08/22/01......   2,813,136       2,892,241           79,105
Japanese Yen,
  expiring 08/22/01......   3,062,057       3,107,602           45,545
Pound Serling,
  expiring 08/22/01......     281,088         285,300            4,212
                           ----------   ---------------   --------------
                           $8,077,006     $ 8,208,261       $  131,255
                           ----------   ---------------   --------------
                           ----------   ---------------   --------------

                                           Value at         Unrealized
Foreign Currency            Current     Settlement Date    Appreciation
Purchase Contracts           Value          Payable       (Depreciation)
-------------------------  ----------   ---------------   --------------
Australian Dollars,
  expiring 08/22/01......  $  985,183     $ 1,012,633       $  (27,450)
Canadian Dollars,
  expiring 08/22/01......     691,213         674,461           16,752
Danish Krones,
  expiring 08/22/01......     106,275         111,973           (5,698)
Euro,
  expiring 08/22/01......   2,635,209       2,728,737          (93,528)
Japanese Yen,
  expiring 08/22/01......   3,446,055       3,552,978         (106,923)
Pound Serling,
  expiring 08/22/01......   1,179,047       1,183,798           (4,751)
                           ----------   ---------------   --------------
                           $9,042,982     $ 9,264,580       $ (221,598)
                           ----------   ---------------   --------------
                           ----------   ---------------   --------------

      Transactions in options written during the year six months ended June 30, 2001, were as follows:

                                           Number of    Premiums
Total Return Bond Portfolio                Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  2000..................................        85      $26,662
Options written.........................       318      132,808
Options terminated in closing purchase
  transactions..........................       (21)      (7,913)
Options expired.........................      (189)     (70,762)
                                               ---      --------
Options outstanding at June 30, 2001....       187      $80,795
                                               ---      --------
                                               ---      --------
--------------------------------------------------------------------------------
                                       59

--------------------------------------------------------------------------------
Note 5. Capital

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest during the six months ended June 30, 2001 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................        3,456,501                  --         (3,601,614)        (145,113)
Large Capitalization Value
  Portfolio...........................        3,208,350             258,766         (2,456,326)       1,010,790
Small Capitalization Growth
  Portfolio...........................        2,027,896                  --         (1,804,930)         222,966
Small Capitalization Value
  Portfolio...........................        1,465,929             454,416         (1,304,439)         615,906
International Equity Portfolio........        4,439,854             161,139         (4,593,619)           7,374
International Bond Portfolio..........          504,367              27,500           (390,976)         140,891
Total Return Bond Portfolio...........        2,604,161             210,197         (1,261,463)       1,552,895
Intermediate-Term Bond Portfolio......        5,331,538             400,270         (2,124,695)       3,607,113
Mortgage Backed Securities Portfolio..        1,189,329             171,613           (793,209)         567,733

      Transactions in shares of beneficial interest during the year ended December 31, 2000 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                         Increase/
                                                                of Dividends                        (Decrease)
                                               Shares               and              Shares          in Shares
Portfolio                                       Sold            Distributions      Reacquired       Outstanding
--------------------------------------      -------------       ------------       ----------       -----------
Large Capitalization Growth
  Portfolio...........................        6,028,879           1,380,459        (5,377,127)       2,032,211
Large Capitalization Value
  Portfolio...........................        6,276,893           2,121,792        (7,270,984)       1,127,701
Small Capitalization Growth
  Portfolio...........................        3,030,706           3,664,619        (3,432,346)       3,262,979
Small Capitalization Value
  Portfolio...........................        2,426,852             769,738        (2,636,033)         560,557
International Equity Portfolio........        6,389,698           2,391,727        (7,821,753)         959,672
International Bond Portfolio..........          944,725              85,808        (1,734,510)        (703,977)
Total Return Bond Portfolio...........        2,747,360             426,663        (2,795,154)         378,869
Intermediate-Term Bond Portfolio......        5,550,374             719,958        (4,882,423)       1,387,909
Mortgage Backed Securities Portfolio..        1,476,095             349,495        (2,448,506)        (622,916)

--------------------------------------------------------------------------------
                                       60

(ICON)

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr.
President

Robert F. Gunia
Vice President

Judy A. Rice
Vice President

Grace C. Torres
Treasurer

George P. Attisano
Secretary

William V. Healey
Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center
One Station Plaza
Stamford, CT 06902

Fischer Francis
Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166

J.P. Morgan Fleming Asset
Management USA Inc.
320 Park Avenue
New York, NY 10022

J.P. Morgan Investment
Management Inc.
522 Fifth Avenue
New York, NY 10036

Mercury Advisors
725 S. Figueroa Street
Suite 4000
Los Angeles, CA 90017

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, L.L.C.
1579 The Greens Way Suite 20
Jacksonville, FL 32250

Wellington
Management Company, LLP
75 State Street
Boston, MA 02109

Credit Suisse Asset
Management, LLC
466 Lexington Avenue
New York, NY 10172

Distributor
Prudential Investment
Management Services LLC
Gateway Center Three, 14th Fl.
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Portfolios' holdings are for the period covered by this report and are subject to change thereafter. The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

875921 87 6     875921 40 5     875921 88 4     875921 60 3
875921 20 7     875921 30 6     875921 80 1
875921 10 8     875921 50 4     875921 70 2     TMF 158 E2